UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

KNIGHTSCOPE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION, DATED JUNE 21, 2024
1070 Terra Bella Avenue
Mountain View, California 94043
[•], 2024
Dear Stockholder:
We cordially invite you to attend the 2024 Annual Meeting of Stockholders of Knightscope, Inc. (the “Annual Meeting”). The Annual Meeting will be held on Friday, August 16, 2024, at 1:00 p.m., Pacific Time. The Annual Meeting will be held entirely online live via audio webcast. You will be able to attend and participate in the Annual Meeting online by visiting meetnow.global/MZD2JVF, where you will be able to listen to the Annual Meeting live and vote.
You will find important information about the matters to be voted on at the Annual Meeting in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. We are sending most of our stockholders a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) instead of sending them a full set of printed materials. The Notice tells you how to access and review on the internet the important information contained in the proxy materials. The Notice also tells you how to vote on the internet prior to the Annual Meeting or by phone and how to request to receive a printed copy of our proxy materials.
Your vote is important. We hope you will attend the Annual Meeting online. We encourage you to review the proxy materials and vote as soon as possible. You may vote on the internet or by phone as described in the attached proxy materials. You also may vote by mail if you timely request to receive printed copies of these proxy materials in the mail. You will also be able to vote your shares electronically during the Annual Meeting. Details about how to attend the Annual Meeting online and cast your votes are posted at meetnow.global/MZD2JVF and can be found in this proxy statement in the section entitled “Questions and Answers about the Annual Meeting and Voting-How can I attend and vote at the Annual Meeting?”.
Very truly yours,
William Santana Li Chairman, Chief Executive Officer and President

1070 Terra Bella Avenue
Mountain View, California 94043
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
Annual Meeting Date	Friday, August 16, 2024
Time	1:00 p.m., Pacific Time
Place	meetnow.global/MZD2JVF
Items of Business
(1)
To elect each of William Santana Li, William G. Billings, Robert A. Mocny, and Melvin W. Torrie to the Board of Directors (the “Board”) to serve until the 2025 annual meeting of stockholders and until their respective successors are elected and qualified;

(2)
To ratify the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

(3)
To approve amendments to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s Class A Common Stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments;

(4)
To approve amendments to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s Class B Common Stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50 (which ratio shall be the same ratio as the reverse stock split determined by the Board in Proposal 3), as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments;

(5)
To approve amendments to the Company’s amended and restated certificate of incorporation to (i) authorize 40,000,000 shares of “blank check” preferred stock, issuable in one or more series, and (ii) implement ancillary and conforming changes in connection with the authorization of “blank check” preferred stock and to remove provisions related to the Company’s former Super Voting Preferred Stock and Ordinary Preferred Stock, which are no longer outstanding;

(6)
To approve amendments to the Company’s amended and restated certificate of incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the Delaware General Corporation Law;

(7)
To approve amendments to the Company’s amended and restated certificate of incorporation to provide the exclusive forums in which certain claims relating to the Company may be brought;

(8)
To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3, 4, 5, 6 or 7; and

(9)
To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Record Date	Holders of record of our capital stock on June 24, 2024, are entitled to receive notice of, and to vote at, the Annual Meeting and any postponement or adjournment of the Annual Meeting.
Voting	Your vote is important. We encourage you to read the accompanying proxy materials and submit your vote as soon as possible. You can find information about how to cast your vote in the question-and-answer section of the accompanying proxy statement.
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof. Stockholders will have the ability to access the proxy materials at www.envisionreports.com/KSCP or request to receive a printed set of the proxy materials by mail or an electronic set of materials by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe these rules allow us to provide our stockholders with the information they need, while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.
By Order of the Board of Directors of Knightscope, Inc.

William Santana Li Chairman, Chief Executive Officer and President
Mountain View, California
[ • ], 2024

Page
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	1
PROPOSAL 1 – ELECTION OF DIRECTORS	11
PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF BPM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15
PROPOSAL 3 – APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE CLASS A COMMON STOCK	17
PROPOSAL 4 – APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE CLASS B COMMON STOCK	33
PROPOSAL 5 – APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO AUTHORIZE “BLANK CHECK” PREFERRED STOCK AND TO REMOVE PROVISIONS RELATED TO THE COMPANY’S FORMER PREFERRED STOCK	35
PROPOSAL 6 – APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR EXCULPATION OF OFFICERS FROM BREACHES OF FIDUCIARY DUTY TO THE EXTENT PERMITTED BY THE DELAWARE GENERAL CORPORATION LAW	38
PROPOSAL 7 – APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE EXCLUSIVE FORUMS IN WHICH CLAIMS MAY BE BROUGHT	40
PROPOSAL 8 – APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE PROPOSAL 3, 4, 5, 6 OR 7	42
AUDIT COMMITTEE REPORT	43
CORPORATE GOVERNANCE	44
EXECUTIVE OFFICERS	49
EXECUTIVE COMPENSATION	51
DIRECTOR COMPENSATION	55
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	56
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	59
HOUSEHOLDING	60
STOCKHOLDER PROPOSALS	61
ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS	62
OTHER MATTERS	63
ANNEX A-1	Annex A-1 1
ANNEX A-2	Annex A-2 1
ANNEX B-1	Annex B-1 1
ANNEX B-2	Annex B-2 1
ANNEX C	Annex C 1

FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this proxy statement that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s intent or ability to effect a Reverse Stock Split or regain compliance with any applicable Nasdaq listing requirements. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including that the Reverse Stock Split may not be approved by the Company’s stockholders. For other important factors that could cause actual results to differ materially from the forward-looking statements in this proxy statement, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as updated by the Company’s other filings with the SEC, each of which is available on the Company’s Investor Relations website at https://ir.knightscope.com/ and on the SEC website at www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this proxy statement. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances. Capitalized terms shall have the meanings ascribed to such terms in the proxy statement.

1070 Terra Bella Avenue
Mountain View, California 94043
(650) 942-1025
PROXY STATEMENT
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 16, 2024:
The notice of meeting, our proxy statement, and our Annual Report on Form 10-K for the year ended December 31, 2023 are available at www.envisionreports.com/KSCP.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Why did I receive these proxy materials?
We are providing these proxy materials to you in connection with the solicitation by the Board of Directors (the “Board”) of Knightscope, Inc., a Delaware corporation, of proxies to be voted at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”).
The Annual Meeting will be held on Friday, August 16, 2024, at 1:00 p.m., Pacific Time, online at meetnow.global/MZD2JVF. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the Annual Meeting online by visiting meetnow.global/MZD2JVF, and entering the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you lose the control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, or access the list of stockholders as of the close of business on the Record Date (as defined below). Only stockholders with a valid control number will be able to attend the Annual Meeting and vote and access the list of stockholders as of the close of business on the Record Date (as defined below).
We expect to begin furnishing these proxy materials to stockholders on or about [•], 2024.
When we use the term “Knightscope,” “Company,” “us,” “we,” or “our,” we mean Knightscope, Inc.
What matters will be voted on at the Annual Meeting?
We will ask stockholders to vote on the following matters at the Annual Meeting:
(1)   To elect each of William Santana Li, William G. Billings, Robert A. Mocny, and Melvin W. Torrie to the Board to serve until the 2025 annual meeting of stockholders and until their respective successors are elected and qualified (“Proposal 1”);
(2)   To ratify the appointment of BPM LLP (“BPM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2”);
(3)   To approve amendments to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s Class A Common Stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments (the “Class A Reverse Stock Split” or “Proposal 3”);

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(4)   To approve amendments to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s Class B Common Stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50 (which ratio shall be the same ratio as the reverse stock split determined by the Board in Proposal 3), as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments (the “Class B Reverse Stock Split” or “Proposal 4”);
(5)   To approve amendments to the Company’s amended and restated certificate of incorporation to (i) authorize 40,000,000 shares of “blank check” preferred stock, issuable in one or more series, and (ii) implement ancillary and conforming changes in connection with the authorization of “blank check” preferred stock and to remove provisions related to the Company’s former Super Voting Preferred Stock and Ordinary Preferred Stock, which are no longer outstanding (“Proposal 5”);
(6)   To approve amendments to the Company’s amended and restated certificate of incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the Delaware General Corporation Law (“Proposal 6”);
(7)   To approve amendments to the Company’s amended and restated certificate of incorporation to provide the exclusive forums in which certain claims relating to the Company may be brought (“Proposal 7”);
(8)   To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3, 4, 5, 6 or 7 (“Proposal 8”); and
(9)   To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting.
Who can vote?
Stockholders of record of our capital stock at the close of business on the record date of June 24, 2024 (the “Record Date”), are entitled to receive notice of, and to vote at, the Annual Meeting. Our capital stock currently outstanding consists of our Class A Common Stock and Class B Common Stock. Each share of Class A Common Stock is entitled to one (1) vote per share as of the Record Date, and each share of Class B Common Stock is entitled to ten (10) votes per share as of the Record Date. Cumulative voting is not permitted. As of the Record Date, [•] shares of our Class A Common Stock and [•] shares of our Class B Common Stock were issued and outstanding.
Prior to May 15, 2024 (the “Preferred Stock Conversion Date”), our capital stock outstanding also included shares of Series A Preferred Stock, Series B Preferred Stock, Series m Preferred Stock, Series m-2 Preferred Stock and Series S Preferred Stock. Each share of Series A Preferred Stock, Series B Preferred Stock and Series m-2 Preferred Stock (collectively known as “Super Voting Preferred Stock”) was convertible at the option of the holder at any time into shares of Class B Common Stock at the then-applicable conversion rate. Each share of Series m, Series m-1, Series m-3, Series m-4 and Series S Preferred Stock (collectively known as “Ordinary Preferred Stock”, and together with the “Super Voting Preferred Stock, the “Preferred Stock”) was convertible at the option of the holder at any time into shares of Class A Common Stock at the then-applicable conversion rate. There were no shares of Series m-1, Series m-3, or Series m-4 Preferred Stock outstanding as of the Preferred Stock Conversion Date. On the Preferred Stock Conversion Date, pursuant to the terms of our Certificate of Incorporation (as defined below), each share of Super Voting Preferred Stock was automatically converted into fully-paid, non-assessable shares of Class B

KNIGHTSCOPE, INC. | 2024 PROXY STATEMENT | 2

Common Stock, and each share of the Ordinary Preferred Stock was automatically converted into fully-paid, non-assessable shares of Class A Common Stock, as applicable, at the then effective Conversion Rate (as defined in our Certificate of Incorporation) effective as of receipt of a written request for such conversion from the holders of a majority of the voting power of the Preferred Stock then outstanding (voting as a single class and on an as-converted basis) (the “Automatic Conversion”). As a result of the Automatic Conversion, there were no shares of Preferred Stock outstanding as of the Record Date. For additional information regarding the Automatic Conversion, see our amended and restated certificate of incorporation filed as Exhibit 2.1 to our Regulation A Offering Statement on Form 1-A, File No. 024-11004, filed with the SEC on July 18, 2019, as amended by the Certificate of Amendment filed as Exhibit 3.1 to our Current Report on Form 8-K, File 001-41248, filed with the SEC on April 8, 2024 (together, the “Certificate of Incorporation”).
On April 30, 2019, the Company signed a Note and Warrant Purchase Agreement pursuant to which the Company could issue up to $15.0 million of convertible promissory notes and warrants to purchase up to 3,000,000 shares of Series S Preferred Stock (the “Convertible Note Financing”). In connection with the Convertible Note Financing, William Santana Li, our Chairman, Chief Executive Officer and President, was granted a voting proxy to vote (i) substantially all of the shares of the Company’s Series m-4 Preferred Stock, (ii) the stock issued upon the exercise of warrants to purchase shares of the Company’s Series m-3 Preferred Stock, (iii) the stock issued upon the exercise of warrants to purchase shares of the Company’s Series S Preferred Stock, and (iv) the stock issuable upon conversion of the convertible promissory notes issued as part of the Convertible Note Financing, in each case to the extent that such shares are held by participants in the Convertible Note Financing (the “Voting Proxy”). There were no shares of Series m-3 or Series m-4 Preferred Stock outstanding prior to the Preferred Stock Conversion Date or as of the Record Date. As a result of the Automatic Conversion, the Voting Proxy is applicable to stock issued upon exercise of warrants to purchase Class B Common Stock (rather than Series S Preferred Stock).
A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for the 10 days prior to the Annual Meeting at www.envisionreports.com/KSCP. In addition, the list of stockholders will also be available during the Annual Meeting through the Annual Meeting website for those stockholders who have logged in with their control number.
To attend and participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank or other nominee to obtain the control number or otherwise vote through the broker, bank or other nominee. If you lose the control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or access the list of stockholders as of the close of business on the Record Date. Only stockholders with a valid control number, will be able to attend the Annual Meeting and vote and access the list of stockholders as of the close of business on the Record Date.
The Annual Meeting webcast will begin promptly at 1:00 p.m., Pacific Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 12:45 p.m., Pacific Time, and you should allow ample time for the check-in procedures.
What is the difference between a stockholder of record and a beneficial holder?
Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those owned beneficially.

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Stockholder of Record
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are the stockholder of record for those shares and are receiving proxy materials directly from us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote online at the Annual Meeting.
Beneficial Holder
If your shares are held in a stock brokerage account or by a bank or other nominee (commonly referred to as being held in “street name”), you are the beneficial holder of those shares. Your broker, bank or other nominee is the stockholder of record and has forwarded proxy materials to you as beneficial holder. As the beneficial holder, you have the right to direct your broker, bank or other nominee how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you have the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials giving you the right to vote the shares. Please follow the voting instructions provided by your broker, bank or other nominee.
How do I vote?
Stockholder of Record
If you are a stockholder of record, you can vote over the phone or on the internet prior to the Annual Meeting by following the instructions you received from us in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the proxy card included with the materials. Finally, you can vote online at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at meetnow.global/MZD2JVF.
Beneficial Holder
If you are a beneficial holder, you can vote over the phone or on the internet prior to the Annual Meeting by following the instructions you received from your broker, bank or other nominee in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the voting instruction card included with the materials. If you have not received this information from your broker, bank, or other nominee, please contact them as soon as possible. You can vote online at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at meetnow.global/MZD2JVF. If you are a beneficial owner who does not have a control number, you may be able to gain access to the Annual Meeting by logging into your brokerage firm’s website and selecting the stockholder communications mailbox to link through to the Annual Meeting. Please follow the voting instructions provided by your broker, bank or other nominee.
If your shares are registered directly in your name, your shares will not be voted if you do not return your proxy or vote by virtual ballot at the Annual Meeting. If your shares are held in “street name” by a bank, broker or other nominee, that person, as the record holder of your shares, is required to vote your shares according to your instructions. Your bank, broker or other nominee will send you directions on how to vote those shares. Under the applicable stock exchange rules, brokers or other nominees have discretionary voting power with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals.

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Proposal 1, Proposal 5, Proposal 6, and Proposal 7 are each considered a “non-routine” proposal. Therefore, if you do not provide voting instructions to your broker, your broker may not vote your shares with respect to Proposal 1, Proposal 5, Proposal 6, or Proposal 7.
Proposal 2, Proposal 3, Proposal 4, and Proposal 8 are each considered a “routine” proposal. Therefore, if you do not provide voting instructions to your broker, your broker may vote your shares with respect to Proposal 2, Proposal 3, Proposal 4, and Proposal 8. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions with respect to Proposal 2, Proposal 3, Proposal 4, or Proposal 8, your shares will not be voted for such proposals at the Annual Meeting.
Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a control number from your broker or other nominee in order to vote your shares electronically at the Annual Meeting. This ensures your shares will be voted at the meeting in the manner you desire.
The voting deadlines and availability of telephone and internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization.
Multiple Holdings
If you hold shares both as a stockholder of record and as a beneficial holder, you must vote separately for each set of shares.
How can I attend and vote at the Annual Meeting?
This year’s Annual Meeting will be held entirely online live via audio webcast. Any stockholder can attend the Annual Meeting live online at meetnow.global/MZD2JVF. If you were a stockholder as of the Record Date and you have your control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials, you can vote at the Annual Meeting.
A summary of the information you need to attend the Annual Meeting online is provided below:
•
To attend and participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

•
The Annual Meeting webcast will begin promptly at 1:00 p.m., Pacific Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 12:45 p.m., Pacific Time, and you should allow ample time for the check-in procedures.

•
The virtual Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at meetnow.global/MZD2JVF.

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•
Assistance with questions regarding how to attend and participate via the Internet will be provided at meetnow.global/MZD2JVF on the day of the Annual Meeting.

To attend and participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank or other nominee to obtain your control number or otherwise vote through the broker, trustee, bank or other holder of record. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote or access the list of stockholders as of the close of business on the Record Date. Only stockholders with a valid control number, will be able to attend the Annual Meeting and vote and access the list of stockholders as of the close of business on the Record Date.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual Annual Meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Can I change or revoke my vote?
If you are a stockholder of record, you may change your vote at any time prior to the vote at the Annual Meeting by taking any of the following actions:
•
prior to the Annual Meeting, submitting a new proxy by internet or by phone;

•
prior to the Annual Meeting, providing a written revocation to our Corporate Secretary so that it is received by Wednesday, August 14, 2024; or

•
during the Annual Meeting, voting online at the Annual Meeting by following the instructions at meetnow.global/MZD2JVF.

If you are a beneficial holder, you may change your vote by submitting new voting instructions to your broker, bank or other nominee following the instructions they provided to you. You may also vote online at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain your control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether you are a stockholder of record or a beneficial owner of shares held in street name, your attendance at the Annual Meeting online will not, by itself, automatically revoke your proxy.
What is the quorum requirement for the Annual Meeting?
A quorum of stockholders is necessary for any action to be taken at the Annual Meeting (other than adjournment or postponement of the Annual Meeting). A quorum exists if stockholders holding a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the Annual Meeting are present in person, by means of remote communication, or by proxy. If you submit a properly completed proxy, even if you abstain from voting, your shares will be counted for purposes of determining the presence of a quorum. Broker non-votes (described below) also will be counted for purposes of determining the presence of a quorum if the broker, bank or other nominee uses its discretionary authority to vote on at least one routine matter under applicable stock exchange rules.

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How will my shares be voted at the Annual Meeting?
Your shares will be voted in accordance with your properly submitted instructions.
Stockholders of Record
If you are a stockholder of record and you submit a proxy but do not include voting instructions on a matter, your shares will be voted in favor of each of the nominees named in Proposal 1 and in favor of each of Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6, Proposal 7, and Proposal 8 in accordance with the recommendations of our Board. If any other matters are properly presented for a vote at the Annual Meeting or any adjournment or postponement thereof, your shares will be voted in the discretion of the named proxies.
Beneficial Holders and Broker Non-Votes
If you are a beneficial holder and you do not provide voting instructions to your broker, bank or other nominee, that organization will determine if it has the discretionary authority to vote your shares on the particular matter. Under applicable stock exchange rules, these brokers or other nominees have discretionary voting power with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals. Proposal 1, Proposal 5, Proposal 6, and Proposal 7 are each considered a “non-routine” proposal. Therefore, if you do not provide voting instructions to your broker, your broker may not vote your shares with respect to Proposal 1, Proposal 5, Proposal 6, or Proposal 7.
Proposal 2, Proposal 3, Proposal 4, and Proposal 8 are each considered a “routine” proposal. Therefore, if you do not provide voting instructions to your broker, your broker may vote your shares with respect to Proposal 2, Proposal 3, Proposal 4, and Proposal 8. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions with respect to Proposal 2, Proposal 3, Proposal 4, or Proposal 8, your shares will not be voted for such proposals at the Annual Meeting.
Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a control number your broker or other nominee in order to vote your shares electronically at the Annual Meeting. This ensures your shares will be voted at the meeting in the manner you desire.
The unvoted shares are called “broker non-votes.” Shares that constitute broker non- votes are considered present for purposes of determining a quorum but are not considered entitled to vote or votes cast on the particular matter.
What are the voting requirements for each matter?
Proposal	Vote Required	Effect of Votes Withheld / Abstentions	Broker Discretionary Voting Allowed	Effect of Broker Non-Vote

(1)
To elect each of William Santana Li, William G. Billings, Robert A. Mocny, and Melvin W. Torrie to the Board to serve until the 2025 annual meeting of stockholders and until their respective successors are elected and qualified

	The plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors	No effect	No	No effect

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Proposal	Vote Required	Effect of Votes Withheld / Abstentions	Broker Discretionary Voting Allowed	Effect of Broker Non-Vote
(2) To ratify the appointment of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2024	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter	Against	Yes*	We do not expect any broker non-votes in connection with this proposal*

(3)
To approve amendments to the Certificate of Incorporation to effect a reverse stock split of the Company’s Class A Common Stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments

	The affirmative vote of the holders of a majority of the votes cast for or against**	No effect	Yes*	We do not expect any broker non-votes in connection with this proposal*

(4)
To approve amendments to the Certificate of Incorporation to effect a reverse stock split of the Company’s Class B Common Stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50 (which ratio shall be the same ratio as the reverse stock split determined by the Board in Proposal 3), as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments

	The affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on the matter**	Against	Yes*	We do not expect any broker non-votes in connection with this proposal*

(5)
To approve amendments to the Certificate of Incorporation to (i) authorize 40,000,000 shares of “blank check” preferred stock, issuable in one or more series, and (ii) implement ancillary and conforming changes in connection with the authorization of “blank check” preferred stock and to remove provisions related to the Company’s former Super Voting Preferred Stock and Ordinary Preferred Stock, which are no longer outstanding

	The affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on the matter	Against	No	Against
(6) To approve amendments to the Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the Delaware General Corporation Law	The affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on the matter	Against	No	Against
(7) To approve amendments to the Certificate of Incorporation to provide the exclusive forums in which certain claims relating to the Company may be brought	The affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on the matter	Against	No	Against

(8)
To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3, 4, 5, 6 or 7

	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter	Against	Yes*	We do not expect any broker non-votes in connection with this proposal

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* We understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your shares will not be voted at the Annual Meeting. A broker non-vote would have no impact on Proposal 1, Proposal 2, Proposal 3, or Proposal 8. A broker non-vote would have the effect of a vote “against” Proposal 4, Proposal 5, Proposal 6, and Proposal 7.
** Stockholders must approve both Proposal 3 and Proposal 4 in order to approve the required amendments to our Certificate of Incorporation to effect a reverse stock split of both our Class A Common Stock and Class B Common Stock. If stockholders approve Proposal 3 and not Proposal 4, or if stockholders approve Proposal 4 and not Proposal 3, then the required amendments to our Certificate of Incorporation to effect a reverse stock split of both our Class A Common Stock and Class B Common Stock will not be approved by our stockholders, and we will not effect such reverse stock split.
What are the recommendations of the Board?
Our Board recommends that you vote:
•
“FOR” each of William Santana Li, William G. Billings, Robert A. Mocny, and Melvin W. Torrie to serve as a director until the 2025 annual meeting of stockholders (Proposal 1);

•
“FOR” the ratification of the appointment of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2);

•
“FOR” the approval of the amendments to the Certificate of Incorporation to effect a reverse stock split of the Company’s Class A Common Stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments (Proposal 3);

•
“FOR” the approval of amendments to the Certificate of Incorporation to effect a reverse stock split of the Company’s Class B Common Stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50 (which ratio shall be the same ratio as the reverse stock split determined by the Board in Proposal 3), as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments (Proposal 4);

•
FOR” the approval of amendments to the Certificate of Incorporation to (i) authorize 40,000,000 shares of “blank check” preferred stock, issuable in one or more series, and (ii) implement ancillary and conforming changes in connection with the authorization of “blank check” preferred stock and to remove provisions related to the Company’s former Super Voting Preferred Stock and Ordinary Preferred Stock, which are no longer outstanding (Proposal 5);

•
“FOR” the approval of amendments to the Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the Delaware General Corporation Law (Proposal 6); “FOR” the approval of amendments to the Certificate of Incorporation to provide the exclusive forums in which certain claims relating to the Company may be brought (Proposal 7); and

•
“FOR” the approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3, 4, 5, 6 or 7 (Proposal 8).

Any properly authorized proxy as to which no instructions are given will be voted in accordance with the foregoing recommendations.
Who will pay the costs of soliciting votes for the Annual Meeting?
We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to

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beneficial owners of common stock. Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities. We will send proxy materials or additional soliciting materials to banks, brokers, other institutions, nominees, and fiduciaries, and these organizations will then forward the materials to the beneficial holders of our shares. On request, we will reimburse these organizations for their reasonable expenses in forwarding these materials.
How can I find the results of the voting after the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

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PROPOSAL 1 – ELECTION OF DIRECTORS
Our Board currently consists of four directors and is not classified. All directors are elected at each annual meeting of stockholders and hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. The four persons named below, each of whom currently serves on our Board, have been nominated by our Board for re-election until our 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by our Board or our Board may elect to reduce its size. The Board has no reason to believe that any of the persons named below as a nominee for our Board will be unable to serve as a member of the Board if elected. Each of the nominees has consented to being named in this proxy statement.
In addition, the Board has determined that all of our directors, other than William Santana Li, our Chairman, Chief Executive Officer and President, are independent under applicable SEC and Nasdaq rules. A plurality of votes cast is necessary for the election of a director. There is no cumulative voting in the election of directors.
When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. The independent members of the Board commit to regularly review Board composition and potential additions while striving to maintain and grow a diverse and broad skill set that complements the business. The Board believes these latest directors have provided valuable experience and insight, along with diversity to the Board. The Board is committed to ensuring the Board functions effectively and with appropriate diversity and expertise, including representation of LGBTQ+ and minority groups. See “Board Diversity Matrix” below for our current Board’s composition Although the Board does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director candidates, to help ensure that the Board remains aware of, and responsive to, the needs and interests of our customers, stockholders, employees and other stakeholders, the Board believes it is important to identify otherwise qualified director candidates that would increase the gender, racial, ethnic and/or cultural diversity of the Board. Similarly, we believe that a Board made up of highly qualified individuals from diverse backgrounds is important to the long-term success of our business, in addition to promoting better corporate governance and performance and effective decision-making and strategic planning. Accordingly, when considering the nomination of new directors, the Board is committed to including diversity as a factor that will be taken into consideration to ensure that the composition of the Board reflects a broad diversity of experience, profession, expertise, skill, and background, including gender, racial, ethnic and cultural diversity. The Board does not assign a specific weight to the various factors it considers in evaluating potential new candidates to the Board, and no particular criteria is necessarily applicable to all prospective nominees. In the evaluation of potential new candidates, the Board considers each candidate’s qualifications in light of the then-current mix of Board attributes, including diversity.
In identifying potential candidates for the Board, the directors generally rely on a variety of resources to identify potential candidates, which, among other things and depending on the circumstances, may include its and the Board’s network of contacts, corporate search resources, and, if the Board deems appropriate, a professional search firm. The Board will also

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ensure that it requests that any search firm that the Board engages include candidates with diversity of gender, race, ethnicity and culture in its pool of potential director candidates. By utilizing a broad variety of resources as deemed appropriate by the Board in light of the then-current mix of Board attributes and any previously identified potential candidates, the Board believes it will be able to identify, evaluate and consider a diverse range of qualified candidates. Mr. Billings, Mr. Mocny, and Mr. Torrie, each a nominee for election, were all recommended to our Board by our Chief Executive Officer and our Chief Financial Officer.
The directors of the Board will consider suggestions by stockholders of possible future nominees. The directors of the Board do not intend to alter the Board’s criteria for evaluating potential director candidates, including the criteria described above, in the case of director candidates recommended by stockholders. Stockholders may recommend individuals to the independent directors of the Board for consideration as potential director candidates by submitting the names of such individuals, together with appropriate biographical information and background materials and, if the stockholder is not a stockholder of record, a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our capital stock for at least a year as of the date such recommendation is made, to the directors of the Board, c/o Secretary, Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043. Stockholders also have the right under our Bylaws to nominate director candidates directly, without any action or recommendation on the part of the Board, by following the procedures set forth below under the heading “Stockholder Proposals.”
Nominees for Election as Directors
The table below sets forth the names and biographical information of each of the directors nominated for election at the Annual Meeting.
Name	Title/Position	Age
William Santana Li	Chairman, Chief Executive Officer and President	54
William G. Billings	Director	48
Robert A. Mocny	Director	67
Melvin W. Torrie	Director	54
Director
William (“Bill”) Santana Li has served as the Company’s Chairman and Chief Executive Officer (“CEO”) since April 2013, when he co-founded the Company, and its President since January 2024. Mr. Li is an American entrepreneur with over 30 years of experience from working in the global automotive sector and founding and leading a number of startups. From 1990 to 1999, Mr. Li held multiple business and technical positions at Ford Motor Company across four continents. His positions at Ford ranged from component, systems, and vehicle engineering with the Visteon, Mazda, and Lincoln brands; to business and product strategy on the United States youth market, India, and the emerging markets in Asia-Pacific and South America; as well as the financial turnaround of Ford of Europe. In addition, he was on the “Amazon” team, which established an all-new modular plant in Brazil. Subsequently, he served as Director of Mergers & Acquisitions. After internally securing $250 million in financing, Mr. Li founded and served as COO of GreenLeaf LLC, a Ford Motor Company subsidiary that became the world’s second largest automotive recycler. Under his leadership, GreenLeaf grew to more than 600 employees, 20 locations worldwide, and annual sales of approximately $150 million. After successfully establishing GreenLeaf, Mr. Li was recruited by SoftBank Venture Capital to establish and serve as the President and CEO of the Model E Corporation, a newly

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established automobile manufacturer that focused on the “Subscribe and Drive” model in California. Mr. Li also founded Carbon Motors Corporation in 2003, and as its Chairman and CEO until February 2013, focused it on developing the world’s first purpose-built law enforcement patrol vehicle. Carbon Motors Corporation filed for Chapter 7 liquidation in June 2013. Mr. Li earned a BSEE from Carnegie Mellon University and an MBA from the University of Detroit Mercy. He is married to Mercedes Soria, the Company’s EVP and Chief Intelligence Officer / CISO. The Board believes Mr. Li is qualified to serve on our Board due to his more than 30 years of experience in various industries, including as our Chairman and CEO, and co-founder of the Company.
William (“Will”) G. Billings has served as a director since February 2024. He has served as the vice president of finance and chief accounting officer of GlobalFoundries, one of the world’s leading semiconductor manufacturers, since November 2021, where he is responsible for overseeing the company’s global finance and accounting operations. Prior to joining GlobalFoundries, from August 2021 to November 2021, Mr. Billings was vice president of accounting and chief accounting officer at Coursera, an online course provider. Before that, he served as the Global Corporate Controller of Airbnb, Inc., an online marketplace for lodging and tourism activities, from July 2019 to August 2021. Prior to that, Mr. Billings served as Vice President of Finance and Global Controller at World Fuel Services Corporation, an energy, commodities, and services company, from November 2015 to July 2019. From November 2013 to October 2015, Mr. Billings served as Global Technical Controller of General Electric Company, a multinational energy, equipment, solutions and services company. Mr. Billings is a certified public accountant and holds a bachelor of science degree in accounting from Southern University A&M and a master of business administration degree from Rice University. The Board believes Mr. Billings is qualified to serve on the Board due to his significant finance, accounting, and operations experience.
Robert (“Bob”) A. Mocny has served as a director since February 2024. He has been a strategic advisor to the Biometrics Institute Limited since May 2020, a venture partner at Ridge Lane, LP since May 2020, a principal at Deep Water Point & Associates since May 2020, and has provided technical expertise to the Center for National Security and Immigration on immigration related legislation since June 2021. He previously served in various roles at the U.S. Department of Homeland Security (the “DHS”) from April 2001 to February 2020, most recently as the deputy director of technology and innovation at the Federal Protective Service of the DHS from October 2016 to February 2020. Prior to the DHS, Mr. Mocny served at the Immigration and Naturalization Service of the Department of Justice from December 1992 to April 2001, culminating in his role as the Special Assistant to the Deputy Commissioner from April 1998 to April 2001. Mr. Mocny has spearheaded numerous technology innovation initiatives, including office automation software programs and the development of the Secure Electronic Network for Travelers Rapid Inspection (or “SENTRI”) program, which was recognized with a Hammer Award by Vice President Al Gore and is now one of the core Trusted Traveler programs operated by DHS. Mr. Mocny holds a bachelor degree in Soviet Studies from the University of California at Santa Barbara. The Board believes Mr. Mocny is qualified to serve on the Board due to his significant security, law enforcement and government experience and technological expertise.
Melvin (“Mel”) W. Torrie has served as a director since February 2024. He has served as the chief executive officer, president, and chairman of the board of directors of Autonomous Solutions Inc. (“ASI”) since November 2000. ASI was founded in 2000 as a spinoff from Utah State University and provides technology to create fully autonomous vehicles by retrofitting existing equipment. In his role at ASI, Mr. Torrie has piloted robotic development partnerships with some of the largest vehicle manufacturers in the world. Mr. Torrie has taught at Utah State University and is a frequent keynote speaker and trainer on the topics of artificial intelligence,

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machine learning, autonomous vehicles, industrial robotics, and leadership. Mr. Torrie has a master’s degree in electrical engineering and a computer science minor from Utah State University. The Board believes Mr. Torrie is qualified to serve on the Board due to his significant experience in leadership and with technology, autonomous vehicles, and robotics.
Board Diversity Matrix (As of June 21, 2024)
Total Number of Directors	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	–	4	–	–
Part II: Demographic Background
African American or Black	–	1	–	–
Alaskan Native or Native American	–	–	–	–
Hispanic or Latinx	–	1	–	–
Asian	–	1	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	–	2	–	–
LGBTQ+	–	1	–	–
Two or More Races or Ethnicities	–	1	–	–
Did Not Disclose Demographic Background	–	–	–	–
OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE FOUR DIRECTOR NOMINEES.

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PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF BPM AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has appointed BPM LLP (“BPM”) to serve as our independent registered public accounting firm for the year ending December 31, 2024, and our Board is asking stockholders to ratify this selection. Stockholder approval or ratification is not required to appoint BPM; however, our Board believes that submitting the appointment of BPM to stockholders for ratification is good corporate governance. In the event that the appointment of BPM is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2025. Even if the appointment of BPM is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of our Company.
In selecting BPM, the Audit Committee considered several factors, including the following:
•
The Audit Committee’s and management’s assessments of BPM’s performance;

•
BPM’s independence and integrity; and

•
BPM’s fees and the quality of services provided to us.

BPM has served as our independent registered public accounting firm since 2020. To our knowledge, neither BPM nor any of its members has any direct or material indirect financial interest in Knightscope or any connection with Knightscope in any capacity other than as our independent registered public accounting firm. A representative of BPM is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.
Independent Registered Public Accounting Firm Fees
The following table presents fees billed or to be billed, including out-of-pocket costs, by BPM for the years ended December 31, 2023 and 2022, for the audit of our consolidated financial statements and for other services provided in such years. All of these services and fees were pre-approved by the Audit Committee.
Fee Category	2023	2022
Audit Fees(1)	$630,475	$546,022
Audit-Related Fees(2)	$—	8,025
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$630,475	$554,047
(1)Audit Fees included fees associated with the annual audit of our financial statements and for issuing a report thereon; the review of our periodic reports and services related to, or required by, statute or regulation, such as fees for comfort letters and consents; and assistance with and review of documents filed with the SEC.
(2)There were no Audit-Related Fees in 2023. Audit-Related Fees in 2022 included assurance-related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation and included consultations on accounting matters.
(3)There were no such fees during the periods presented.
(4)There were no such fees during the periods presented.
Audit Committee Pre-Approval Policy and Procedures
Under its charter, the Audit Committee is responsible for the compensation of our independent registered public accounting firm and pre-approving any audit services and

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permissible non-audit and tax services to be performed by our independent registered public accounting firm. In carrying out this responsibility, the Audit Committee follows the following general procedures for the preapproval of audit and non-audit services:
•
If applicable, each year the Audit Committee reviews and pre-approves a schedule of the proposed audit and non-audit services and estimated fees to be provided by the independent registered public accounting firm during the next annual audit cycle.

•
Actual amounts paid to the independent registered public accounting firm are monitored by management and reported to the Audit Committee.

•
Any audit or non-audit services proposed to be provided by the independent registered public accounting firm and the related fees that have not been pre-approved during the annual review by the Audit Committee must be pre-approved by the Audit Committee in advance of any work performed. The authority to grant pre-approval of audit and non-audit services may be delegated to one or more designated members of the Audit Committee, whose decisions will be presented to the full Audit Committee at its next regularly scheduled meeting.

•
Incremental fees for previously approved audit or non-audit services that are expected to exceed the previously approved fee estimate must also be pre-approved by the Audit Committee.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BPM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

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PROPOSAL 3 – APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE CLASS A COMMON STOCK
Our Board has adopted and is recommending that our stockholders approve amendments to our Certificate of Incorporation to effect a reverse stock split of our Class A Common Stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50, with the exact ratio within such range to be determined by the Board in its discretion, subject to the Board’s authority to determine when to file the amendment and to abandon the other amendments notwithstanding prior stockholder approval of such amendments.
Our Certificate of Incorporation provides that in the event that we in any manner combine the outstanding shares of Class A Common Stock, then the outstanding shares of Class B Common Stock shall be combined in the same proportion and manner. Additionally, in the event that we in any manner combine the outstanding shares of Class B Common Stock, then the outstanding shares of Class A Common Stock shall be combined in the same proportion and manner. Therefore, in this Proposal 3, we are asking stockholders for approval of the Class A Reverse Stock Split, and in Proposal 4, we are asking stockholders for approval of the Class B Reverse Stock Split. Stockholders must approve both this Proposal 3 and Proposal 4 in order to approve the required amendments to our Certificate of Incorporation to effect a reverse stock split of both our Class A Common Stock and Class B Common Stock. If stockholders approve Proposal 3 and not Proposal 4, or if stockholders approve Proposal 4 and not Proposal 3, then the required amendments to our Certificate of Incorporation to effect a reverse stock split of both our Class A Common Stock and Class B Common Stock will not be approved by our stockholders, and we will not effect such reverse stock split. The Class A Reverse Stock Split and the Class B Reverse Stock Split are collectively referred to as the “Reverse Stock Split.”
Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for their approval. If our stockholders approve this Proposal 3 and provided that Proposal 4 is also approved, then the Board will, in its discretion, amend the Certificate of Incorporation by amending Article IV to add the following paragraph (the “Class A Reverse Stock Split Paragraph”) to immediately follow the existing paragraph in Article IV (which existing paragraph will, for the avoidance of doubt, remain unchanged by the approval of this Proposal. See Proposal 5 for proposed changes to the existing paragraph in Article IV):
“Effective as of 5:00 p.m. Eastern Time on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Office of the Secretary of State of the State of Delaware (the “RSS Effective Time”), a one-for-[•]1 reverse stock split of the Corporation’s Class A Common Stock shall become effective, pursuant to which each [•]1 shares of Class A Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the RSS Effective Time shall be reclassified and combined into one validly issued, fully-paid and nonassessable share of Class A Common Stock automatically and without any action by the holder thereof upon the RSS Effective Time

1 Shall be a whole number between and including 5 and 50, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the Delaware General Corporation Law)

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and shall represent one share of Class A Common Stock from and after the RSS Effective Time (such reclassification and combination of shares, the “Class A Reverse Stock Split”). The par value of the Class A Common Stock following the Class A Reverse Stock Split shall remain at $0.001 per share. No fractional shares of Class A Common Stock shall be issued as a result of the Class A Reverse Stock Split. In lieu thereof, (i) with respect to holders of one or more certificates which formerly represented shares of Class A Common Stock that were issued and outstanding immediately prior to the RSS Effective Time, upon surrender after the RSS Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Class A Common Stock as a result of the Class A Reverse Stock Split, following the RSS Effective Time, shall be entitled to receive a cash payment (the “Class A Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share of the Class A Common Stock as reported by The Nasdaq Stock Market LLC (as adjusted to give effect to the Class A Reverse Stock Split) on the date of the RSS Effective Time; provided that, whether or not fractional shares would be issuable as a result of the Class A Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Class A Common Stock that were issued and outstanding immediately prior to the RSS Effective Time formerly represented by certificates that the holder is at the time surrendering and (b) the aggregate number of shares of Class A Common Stock after the RSS Effective Time into which the shares of Class A Common Stock formerly represented by such certificates shall have been reclassified; and (ii) with respect to holders of shares of Class A Common Stock in book-entry form in the records of the Corporation’s transfer agent that were issued and outstanding immediately prior to the RSS Effective Time, any holder who would otherwise be entitled to a fractional share of Class A Common Stock as a result of the Class A Reverse Stock Split, following the RSS Effective Time, shall be entitled to receive the Class A Fractional Share Payment automatically and without any action by the holder.”
By approving this Proposal 3, stockholders will approve alternative amendments to our Certificate of Incorporation pursuant to which a whole number of outstanding shares of our Class A Common Stock between 5 and 50, inclusive, would be combined into one share, respectively, of our Class A Common Stock. Upon receiving stockholder approval of this Proposal 3 and of Proposal 4, the Board will have the authority, in its sole discretion, but not the obligation, to elect, without further action on the part of the stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved range described above and to effect the Reverse Stock Split by filing a new certificate of amendment (the “Reverse Stock Split Certificate of Amendment”) with the Secretary of State of the State of Delaware. In this case, all other amendments will be abandoned. The Board may also elect not to effect any Reverse Stock Split.
Based on the considerations outlined under “Purpose and Background of the Reverse Stock Split” below, the Board adopted resolutions setting forth the proposed amendment to the Certificate of Incorporation to effect the Reverse Stock Split (the “Reverse Stock Split Amendment”), declared the Reverse Stock Amendment advisable and in the best interests of

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the Company and our stockholders, approved and adopted the Reverse Stock Split f Amendment, unanimously resolved to submit the Reverse Stock Split Amendment to our stockholders for approval and recommended that our stockholders adopt the Reverse Stock Split Amendment.
OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE CLASS A COMMON STOCK
Purpose and Background of the Reverse Stock Split
The following information is applicable to both the Class A Reverse Stock Split outlined in this Proposal 3 and the Class B Reverse Stock Split outlined in Proposal 4. As noted above, implementation of the Reverse Stock Split requires that both Proposal 3 and Proposal 4 be approved by the stockholders. The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, the historical, then-existing and expected trading price of our Class A Common Stock, the anticipated impact of the Reverse Stock Split on the trading price of our Class A Common Stock and on the number of holders of our Class A Common Stock, and the continued listing requirements of The Nasdaq Capital Market. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders.
Because the Reverse Stock Split will decrease the number of outstanding shares of our Class A Common Stock and Class B Common Stock by a ratio in the range of 1-for-5 to 1-for-50 but would not effect a decrease to the number of shares of capital stock that the Company will be authorized to issue, the Reverse Stock Split Amendment would result in a relative increase in the number of authorized and unissued shares of our Class A Common Stock and Class B Common Stock. For more information on the impact of the Reverse Stock Split on our capital stock, see “Principal Effects of the Reverse Stock Split” below.
On May 10, 2024, the Board approved the proposed amendments to our Certificate of Incorporation to effect the Reverse Stock Split for the following reasons:
•
The Board believes that implementing the Reverse Stock Split could be an effective means of regaining compliance with the minimum bid price requirement for continued listing of our Class A Common Stock on The Nasdaq Capital Market;

•
The Board believes that continued listing on The Nasdaq Capital Market provides overall credibility to an investment in our stock, given the stringent listing and disclosure requirements of The Nasdaq Capital Market. Notably, some trading firms discourage investors from investing in lower priced stocks that are traded in the over-the-counter market because they are not held to the same stringent standards; and

•
The Board believes that a higher stock price, which may be achieved through a Reverse Stock Split, could help facilitate the Company’s ability to raise new equity capital either through private fund-raising transactions or by accessing the equity capital markets, generally stimulate investor interest in the Company and help attract, retain, and motivate employees.

Nasdaq Requirements for Continued Listing
Our Class A Common Stock is listed on The Nasdaq Capital Market under the symbol “KSCP.” In order to maintain that listing, we must satisfy minimum financial and other continued listing requirements, including maintaining a minimum bid price and a minimum market

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value. The inability to comply with applicable listing requirements or standards of The Nasdaq Stock Market LLC (“Nasdaq”) could result in the delisting of our Class A Common Stock, which could have a material adverse effect on our financial condition and could cause the value of our Class A Common Stock to decline.
On April 24, 2024, we received a delisting determination letter (the “Delisting Determination Letter”) from the Nasdaq Listing Qualifications staff (the “Staff”) indicating that we had not regained compliance with the requirement that the bid price for our Class A Common Stock, close above $1.00 per share (the “Minimum Bid Price Requirement”). As previously disclosed, on October 26, 2023, the Company was listed on The Nasdaq Global Market and received written notice (the “Notice”) from Nasdaq indicating that the Company was no longer in compliance with the Minimum Bid Price Requirement set forth in Nasdaq Listing Rule 5450(a)(1) and had 180 calendar days, or until April 23, 2024, to regain compliance with the Minimum Bid Price Requirement. The Company transferred to The Nasdaq Capital Market effective as of March 4, 2024 and was afforded the remainder of the compliance period to regain compliance with the Minimum Bid Price Requirement.
As the Company did not regain compliance with the Minimum Bid Price Requirement by April 23, 2024, and it was determined that the Company is not eligible for another 180 calendar- day extension because it did not meet the minimum stockholders’ equity initial listing requirements for The Nasdaq Capital Market, as set forth under listing Rule 5505(b), the Company received the Delisting Determination Letter.
The Delisting Determination Letter stated that unless the Company requests a hearing before a Nasdaq Hearing Panel (“Panel”) to appeal Nasdaq’s delisting determination by May 1, 2024, trading of the Company’s Class A Common Stock would be suspended at the opening of business on May 3, 2024, and the Company’s Class A Common Stock will be delisted from The Nasdaq Capital Market.
On April 30, 2024, the Company requested a hearing before the Panel at which it will request a suspension of delisting pending its return to compliance. Pursuant to Nasdaq Listing Rule 5815(a)(1)(B), the hearing request stayed the suspension of trading and delisting of the Company’s Class A Common Stock pending the conclusion of the hearing process. Consequently, the Company expects its Class A Common Stock to remain listed on The Nasdaq Capital Market at least until the Panel renders a decision following the hearing, or the completion of any exception period provided by the Panel. On May 1, 2024, the Company received a letter (the “Hearing Letter”) from the Nasdaq Listing Qualifications Hearings Staff (the “Hearings Staff”), indicating that the Hearings Staff had received the Company’s request to appeal the delisting action and that, to the extent permitted by Nasdaq Listing Rules, the delisting action referenced in the Delisting Determination Letter has been stayed, pending a final written decision by a Panel. The Hearing Letter noted that the Company was scheduled for a hearing with the Panel on June 11, 2024. On May 8, 2024, the Company submitted a questionnaire to the Staff requesting an expedited review process in lieu of the scheduled hearing. On June 4, 2024, the Panel informed the Company that it had provided the Company with a temporary exception until October 4, 2024 to regain compliance with the Minimum Bid Price Requirement, provided, among other things, that on or before August 16, 2024, the Company obtain shareholder approval for a reverse stock split at a ratio that satisfies the Minimum Bid Price Requirement. The Panel reserved the right to reconsider the terms of this exception based on any event, condition or circumstance that exists or develops that would, in the opinion of the Panel, make continued listing of the Company’s securities inadvisable or unwarranted.
Subject to approval of the Company’s Board of Directors and its stockholders, the Company intends to implement the Reverse Stock Split to satisfy the Minimum Bid Price Requirement, should it be necessary at that time.

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There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement or will otherwise be in compliance with other applicable Nasdaq listing rules, that the Company will be able to successfully implement the Reverse Stock Split, or that the Company will continue to be afforded the temporary exception until October 4, 2024 or for any other time period.
If our Class A Common Stock is delisted from The Nasdaq Capital Market, we cannot assure you that our Class A Common Stock would be listed on another national securities exchange, a national quotation service, the over-the-counter markets or the pink sheets. Delisting from The Nasdaq Capital Market would also result in negative publicity, make it more difficult for us to raise additional capital, adversely affect the market liquidity of our securities, decrease securities analysts’ coverage of us or diminish investor, supplier and employee confidence.
Potential Increased Investor Interest
In addition, in approving the proposed Reverse Stock Split Amendment, the Board considered that the Reverse Stock Split and the expected resulting increase in the per share price of our Class A Common Stock could encourage increased investor interest in our Class A Common Stock and promote greater liquidity for our stockholders.
In the event that our Class A Common Stock were to be delisted from The Nasdaq Capital Market, our Class A Common Stock would likely trade in the over-the-counter market. If our Class A Common Stock were to trade on the over-the-counter market, selling our Class A Common Stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, many brokerage houses and institutional investors have internal policies and practices that prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, further limiting the liquidity of our Class A Common Stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our Class A Common Stock. Additionally, investors may be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. A greater price per share of Class A Common Stock could allow a broader range of institutions to invest in our Class A Common Stock. For all of these reasons, we believe the Reverse Stock Split could potentially increase marketability, trading volume, and liquidity of our Class A Common Stock.
Employee Retention
The Board believes that the Company’s employees and directors who are compensated in the form of our equity-based securities may be less incentivized and invested in the Company if we are no longer listed on Nasdaq. Accordingly, the Board believes that maintaining Nasdaq listing qualifications for our Class A Common Stock can help attract, retain, and motivate employees and members of our Board.
In light of the factors mentioned above, our Board unanimously approved the proposed amendments to our Certificate of Incorporation to effect the Reverse Stock Split as a potential means of increasing and maintaining the price of our Class A Common Stock to above $1.00 per share in compliance with Nasdaq requirements.
Board Discretion to Implement the Reverse Stock Split
The Board believes that stockholder approval of a range of ratios (as opposed to a single Reverse Stock Split ratio) is in the best interests of our Company and stockholders because it

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is not possible to predict market conditions at the time that the Reverse Stock Split would be effected. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be a whole number in a range of 1-for-5 to 1-for-50. The Board can only authorize the filing of one Class A Reverse Stock Split amendment and one Class B Reverse Stock amendment and all other Reverse Stock Split Amendment will be abandoned. The Board also has the authority to abandon all Reverse Stock Split Amendment.
In determining the Reverse Stock Split ratio and whether and when to effect the Reverse Stock Split following the receipt of stockholder approval, the Board will consider a number of factors, including, without limitation:
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Our ability to maintain the listing of our Class A Common Stock on The Nasdaq Capital Market;

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The historical trading price and trading volume of our Class A Common Stock;

•
The number of shares of our Class A Common Stock outstanding immediately before and after the Reverse Stock Split;

•
The then-prevailing trading price and trading volume of our Class A Common Stock and the anticipated impact of the Reverse Stock Split on the trading price and trading volume of our Class A Common Stock;

•
The anticipated impact of a particular ratio on the number of holders of our capital stock; and

•
The prevailing general market conditions.

We believe that granting the Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our Board chooses to implement the Reverse Stock Split, we will make a public announcement regarding the determination of the Reverse Stock Split ratio.
Risks Associated with the Reverse Stock Split
There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our Class A Common Stock. There is no assurance that:
•
The market price per share of our Class A Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Class A Common Stock outstanding before the Reverse Stock Split;

•
The Reverse Stock Split will facilitate the Company’s access to the equity capital markets;

•
The Reverse Stock Split will result in a per share price that will increase the level of investment in our Class A Common Stock by institutional investors or increase analyst and broker interest in our Company;

•
The Reverse Stock Split will result in a per share price that will increase our ability to attract, retain and motivate employees and other service providers; or

•
The market price per share will either exceed or remain in excess of the $1.00 Minimum Bid Price Requirement, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on The Nasdaq Capital Market.

Stockholders should note that the effect of the Reverse Stock Split, if any, upon the market price of our Class A Common Stock cannot be accurately predicted. In particular, we

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cannot assure you that the price for a share of our Class A Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Class A Common Stock outstanding immediately prior to the Reverse Stock Split. Furthermore, even if the market price of our Class A Common Stock does rise following the Reverse Stock Split, we cannot assure you that the market price of our Class A Common Stock immediately after the Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above.
Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our Class A Common Stock.
While we aim that the Reverse Stock Split will be sufficient to satisfy the Minimum Bid Price Requirement, it is possible that, even if the Reverse Stock Split results in a bid price for our Class A Common Stock that exceeds $1.00 per share, we may not be able to continue to satisfy Nasdaq’s additional criteria for continued listing of our Class A Common Stock on The Nasdaq Capital Market.
Principal Effects of the Reverse Stock Split
Our Certificate of Incorporation provides that the total number of shares of stock that we have authority to issue is 301,405,324 shares, consisting of 228,000,000 shares of Class A Common Stock, $0.001 par value per share, 30,000,000 shares of Class B Common Stock, $0.001 par value per share (together with the Class A Common Stock, the “Common Stock”), and 43,405,324 shares of Preferred Stock (consisting of the Ordinary Preferred Stock and Super Voting Preferred Stock), $0.001 par value per share.
The Reverse Stock Split will not change the terms of our Common Stock or Preferred Stock. As such, as a result of the Reverse Stock Split, each share of Common Stock and Preferred Stock will continue to have the same voting rights and rights to dividends and distributions and will be identical in all other respects to each share of Common Stock and Preferred Stock now authorized. The Common Stock and Preferred Stock will remain fully paid and non- assessable. Due to the Automatic Conversion, as of the Record Date, there were no shares of Preferred Stock outstanding. At the Annual Meeting, we are also asking stockholders to approve amendments to the Certificate of Incorporation to (i) authorize 40,000,000 shares of “blank check” preferred stock, issuable in one or more series, and (ii) implement ancillary and conforming changes in connection with the authorization of “blank check” preferred stock and with the automatic conversion of each share of Super Voting Preferred Stock into Class B Common Stock, and each share of the Ordinary Preferred Stock into Class A Common Stock, as applicable, pursuant to the terms of the Certificate of Incorporation. See Proposal 6.
The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our capital stock. Brokerage commissions and other costs of transactions in odd- lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.
Relative Increase in Number of Authorized Shares of Common Stock for Issuance
The Reverse Stock Split will not affect the number of authorized shares or the par value of our capital stock, which will remain at 301,405,324 shares of our Common Stock and Preferred Stock (collectively, our “capital stock”).

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Although the number of authorized shares of our capital stock will not change as a result of the Reverse Stock Split, the number of shares of our Class A Common Stock and Class B Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Class A Common Stock and Class B Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.
If the proposed Reverse Stock Split Amendment are approved, all or any of the authorized and unissued shares of our capital stock may be issued in the future pursuant to the requirements in our Certificate of Incorporation and for such corporate purposes and such consideration as the Board deems advisable from time to time, without further action by the stockholders of our Company and without first offering such shares to our stockholders. Subject to the requirements in our Certificate of Incorporation, when and if additional shares of our capital stock are issued, these new shares would have the same voting and other rights and privileges as the currently respective series of issued and outstanding shares of capital stock, including with respect to their respective voting rights.
Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued shares of capital stock, except that (i) holders of the Class B Common Stock may convert their shares into shares of Class A Common Stock, and (ii) the Company has granted one investor the right to invest up to their pro rata share on a fully-diluted basis in the offerings of securities of the Company, the future issuance of additional shares of capital stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of the class or series of shares they own. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of capital stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of capital stock. If these factors were reflected in the price per share of our Class A Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.
Effects of the Amendment on our Capital Stock
Issued and Outstanding Shares of Class A Common Stock
If the Reverse Stock Split is approved and effected, each holder of our Class A Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of our Class A Common Stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Class A Common Stock and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of Class A Common Stock and Class B Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. After the Reverse Stock Split, the shares of our Class A Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Class A Common Stock now authorized. Class A Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
After the Effective Time (as defined below), each holder of Class A Common Stock will own fewer shares of our Class A Common Stock as a result of the Reverse Stock Split.

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Because the Reverse Stock Split will decrease the number of outstanding shares of our Class A Common Stock, the proposed amendments will result in a relative increase in the number of authorized and unissued shares of our Class A Common Stock. All outstanding options to purchase shares of our Class A Common Stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split.
The chart below outlines the capital structure of our Class A Common Stock as described in this proposal and prior to and immediately following a possible Reverse Stock Split if the Reverse Stock Split is effected at a ratio of 1-for-5, 1-for-10 or 1-for-50 based on share information as of the close of business on June 19, 2024, but does not give effect to any other changes, including any issuance of securities after June 19.
	Before Reverse Stock Split	1-for-5	1-for-10	1-for-25	1-for-40	1-for-50
Authorized	228,000,000	228,000,000	228,000,000	228,000,000	228,000,000	228,000,000
Issued and outstanding shares of Class A Common Stock	112,923,614	22,584,723	11,292,361	4,516,945	2,823,090	2,258,472
Shares of Class A Common Stock reserved for future issuance upon conversion of outstanding Class B Common Stock(1)	16,725,268	3,345,054	1,672,527	669,011	836,263	334,505
Shares of Class A Common Stock reserved for future issuance upon exercise of outstanding warrants for Class A Common Stock(2)	8,458,257	1,691,651	845,826	338,330	422,913	169,165
Shares of Class A Common Stock issuable pursuant to outstanding equity awards under the Company’s incentive plans(3)	14,713,517	2,942,703	1,471,352	588,541	735,676	294,270
Shares of Class A Common Stock reserved for future issuance under the Company’s incentive plans	373,000	74,600	37,300	14,920	18,650	7,460
Shares of Class A Common Stock reserved for future issuance pursuant to the Company’s at-the-market offering program(4)	34,083,060	6,816,612	1,363,322	3,408,306	1,704,153	1,363,322
Shares of Class A Common Stock authorized, unissued, and unreserved	40,723,284	190,544,657	211,317,312	218,463,948	221,459,255	223,572,804

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(1) Consists of shares of Class A Common Stock that, pursuant to our Certificate of Incorporation, we are required to reserve for issuance upon conversion of Class B Common Stock. This amount excludes an aggregate of 9,000,000 shares of Class B Common Stock (and the corresponding shares of Class A Common Stock) belonging to William Santana Li and Stacy Dean Stephens. Each of Mr. Li and Mr. Stephens have entered into standstill agreements pursuant to which they have agreed not to effect a conversion of their respective shares of Class B Common Stock until after the Company’s Annual Meeting.
(2) Excludes approximately 7,319,900 shares of Class A Common Stock issuable pursuant upon exercise of outstanding warrants. Each of the holders of such warrants have entered into standstill agreements pursuant to which they have agreed not to exercise their respective warrants until after the Company’s Annual Meeting.
(3) Consists of (i) 14,713,517 shares issuable pursuant to outstanding options to purchase shares of the Company’s Class A Common Stock and (ii) 373,000 shares issuable pursuant to outstanding options to purchase shares of the Company’s Class B Common Stock, which are included here in the form of shares of Class A Common Stock that, pursuant to our Certificate of Incorporation, we are required to reserve for issuance upon conversion of our Class B Common Stock.
(4) Consists of shares of Class A Common Stock reserved for the Company’s at-the-market offering program with H.C. Wainwright & Co., LLC (“Wainwright”), as sales agent.
Issued and Outstanding shares of Class B Common Stock
If the Class B Reverse Stock Split (see Proposal 4) is approved and effected, each holder of our Class B Common Stock outstanding immediately prior to the effectiveness of the Class B Reverse Stock Split will own a reduced number of shares of our Class B Common Stock upon effectiveness of the Class B Reverse Stock Split. The Class B Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Class B Common Stock and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of Class A Common Stock and Class B Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. After the Reverse Stock Split, the shares of our Class B Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Class B Common Stock now authorized. Class B Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.
After the Effective Time, each holder of Class B Common Stock will own fewer shares of our Class B Common Stock as a result of the Reverse Stock Split. Because the Reverse Stock Split will decrease the number of outstanding shares of our Class B Common Stock, the proposed amendments will result in a relative increase in the number of authorized and unissued shares of our Class B Common Stock. All outstanding options to purchase shares of our Class B Common Stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split.
The chart below outlines the capital structure of our Class B Common Stock as described in this proposal and as approved in Proposal 4, and prior to and immediately following a possible Reverse Stock Split if the Reverse Stock Split is effected at a ratio of 1-for-5, 1-for-10, or 1-for-50 based on share information as of the close of business on June 19, 2024, but does not give effect to any other changes, including any issuance of securities after June 19, 2024.

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	Before Reverse Stock Split	1-for-5	1-for-10	1-for-25	1-for-40	1-for-50
Authorized	30,000,000	30,000,000	30,000,000	30,000,000	30,000,000	30,000,000
Issued and outstanding shares of Class B Common Stock	16,731,088	3,346,218	1,673,109	669,244	418,277	334,622
Shares of Class B Common Stock issuable pursuant to outstanding equity awards under the Company’s awards under the Company’s incentive plans(1)	373,000	74,600	37,300	14,920	9,325	7,460
Shares of Class B Common Stock reserved for future issuance under the Company’s incentive plans	238,000	47,600	23,800	9,520	5,950	4,760
Shares of Class B Common Stock authorized, unissued, and unreserved	12,657,912	26,531,582	28,265,791	29,306,316	29,566,448	29,653,158
(1) Consists of shares issuable pursuant to outstanding options to purchase shares of the Company’s Class B Common Stock.
Issued and Outstanding shares of Preferred Stock
As of the Record Date, there were no issued and outstanding shares of Preferred Stock. The Reverse Stock Split will not impact the authorized shares of Preferred Stock.
Effect on Outstanding Equity Incentive Plans
The Company maintains the 2014 Equity Incentive Plan, the 2016 Equity Incentive Plan, and the 2022 Equity Incentive Plan (collectively, the “Equity Plans”), which are designed primarily to provide stock-based incentives to individual service providers of the Company. In the event of a reverse stock split, our Board determines appropriate adjustments to awards granted and share-based limits under the Equity Plans in accordance with the terms of the Equity Plans. Accordingly, if the Reverse Stock Split proposal is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time, (i) the number of shares of Class A Common Stock or Class B Common Stock issuable upon exercise or vesting of such awards under the Equity Plans, to the extent applicable, would be proportionally reduced based on the Reverse Stock Split ratio selected by our Board and (ii) and any per share exercise price applicable to such awards would be proportionally increased based on the Reverse Stock Split ratio selected by our Board, subject to the terms of the applicable Equity Plan and the award agreement. In addition, the number of shares available for future issuance and any share-based award limits under the Equity Plans will be proportionately reduced based on the Reverse Stock Split ratio selected by our Board. All outstanding options to purchase shares of our Class A Common Stock and Class B Common Stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split such that the number of shares issuable upon the exercise or vesting of each award would be reduced, and the exercise price per share would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split (rounded down to the nearest whole share in the case of shares and up to the nearest whole cent in the case of exercise prices, as applicable).
Our Board has also authorized the Company to effect any other changes to the Equity Plans as necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes.

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Effect on Outstanding Warrants
We previously issued to third party investors and others warrants to purchase shares of our Class A Common Stock, our Series m-3 Preferred Stock, and our Series S Preferred Stock. Due to the Automatic Conversion, the warrants that were previously exercisable for shares of Series m-3 Preferred Stock and our Series S Preferred Stock are now exercisable to purchase Class A Common Stock. As of June 19, 2024, we had issued and outstanding warrants to purchase up to 8,458,257 shares of our Class A Common Stock. If the Reverse Stock Split proposal is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time, the number of shares issuable upon exercise of each of such warrants will be reduced proportionally and the exercise price of the Company’s outstanding warrants will be increased proportionately.
Our Board has also authorized the Company to effect any other changes to the warrants as necessary, desirable or appropriate to give effect to Reverse Stock Split, including any applicable technical, conforming changes.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates, if Applicable
If the proposed amendments to our Certificate of Incorporation are approved by the Company’s stockholders and the Board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective at 5:00 p.m., Eastern Time, on the date the Reverse Stock Split Certificate of Amendment is filed with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, shares of Class A Common Stock and Class B Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into new shares of Class A Common Stock and Class B Common Stock in accordance with the Reverse Stock Split ratio contained in the Reverse Stock Split Certificate of Amendment.
As soon as practicable after the Effective Time, stockholders will be notified by our transfer agent that the Reverse Stock Split has been effected. If you hold shares of Class A Common Stock or Class B Common Stock in book-entry form, you will not need to take any action to receive post-Reverse Stock Split shares of our Class A Common Stock or Class B Common Stock. As soon as practicable after the Effective Time, the Company’s transfer agent will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-Reverse Stock Split shares of Class A Common Stock or Class B Common Stock you hold. If applicable, a check representing a cash payment in lieu of fractional shares will also be mailed to your registered address as soon as practicable after the Effective Time (see “Fractional Shares” below).
Some stockholders may hold their shares of Class A Common Stock or Class B Common Stock in certificate form. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-Reverse Stock Split shares in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate or certificates representing the pre-Reverse Stock Split shares of our Class A Common Stock or Class B Common Stock for a statement of ownership. When you submit your certificate or certificates representing the pre-Reverse Stock Split shares of our Class A Common Stock or Class B Common Stock, your post-Reverse Stock Split shares of our Class A Common Stock or Class B Common Stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate representing the aggregate number of post-Reverse Stock Split shares you own, you will receive a

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statement indicating the number of post-Reverse Stock Split shares you own in book-entry form. We will no longer issue physical stock certificates.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Beginning at the Effective Time, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.
Fractional Shares
No scrip or fractional shares would be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share because the number of shares of Class A Common Stock or Class B Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board. Instead, each stockholder will be entitled to receive a cash payment in lieu of such fractional share. The cash payment to be paid will be equal to the fraction of a share to which such stockholder would otherwise be entitled multiplied by the closing price per share as reported by The Nasdaq Capital Market (as adjusted to give effect to the Reverse Stock Split) on the date of the Effective Time. The Company will not assess any transaction costs to stockholders for the cash payment. Stockholders would not be entitled to receive interest for their fractional shares for the period of time between the Effective Time and the date payment is received.
After the Reverse Stock Split, then-current stockholders would have no further interest in our Company with respect to their fractional shares. A person entitled to only a fractional share would not have any voting, dividend or other rights in respect of their fractional share except to receive the cash payment as described above. Such cash payments would reduce the number of post-Reverse Stock Split stockholders to the extent that there are stockholders holding fewer than that number of pre-Reverse Stock Split shares within the Reverse Stock Split ratio that is determined by the Board as described above. Reducing the number of post-Reverse Stock Split stockholders, however, is not the purpose of this proposal or Proposal 4.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds for fractional shares would be deposited, sums due to stockholders in payment for fractional shares that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.
No Appraisal Rights
Under the Delaware General Corporation Law, the Company’s stockholders will not be entitled to appraisal rights with respect to the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Interests of Certain Persons in the Proposal
Certain of our officers and directors have an interest in this Proposal 3 as a result of their ownership of shares of our Class A Common Stock and Class B Common Stock, as set forth

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in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below. However, we do not believe that our officers or directors have interests in Proposal 3 that are different from or greater than those of any of our other stockholders.
Anti-takeover Effects of Proposed Amendments
Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposed amendments to our Certificate of Incorporation discussed herein, that may be used as an anti-takeover mechanism. An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of our Class A Common Stock and Class B Common Stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not intended for such purposes, the effect of the increased available shares could be to render more difficult or discourage an attempt to take over or otherwise obtain control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the Board or contemplating a tender offer or other change in control transaction). In addition, our Certificate of Incorporation and our Bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the Board to issue preferred stock with rights senior to those of the Class A Common Stock without any further vote or action by the stockholders and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.
Our Board is not presently aware of any attempt to acquire control of the Company, and the Reverse Stock Split proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.
Accounting Treatment of the Reverse Stock Split
If the Reverse Stock Split is effected, the par value per share of each class or series of our capital stock will remain unchanged. Accordingly, at the Effective Time, the stated capital on the Company’s consolidated balance sheets attributable to each of our Class A Common Stock and Class B Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ deficit, in the aggregate, will remain materially unchanged as a result of the Reverse Stock Split. Per share net income or loss will be increased because there will be fewer shares of Class A Common Stock and Class B Common Stock outstanding. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to stockholders that hold their shares of Common Stock as capital assets for U.S. federal income tax purposes. This summary is based upon the provisions of the U.S. Internal Revenue Code (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below.
This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular

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circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) persons subject to any alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) persons whose “functional currency” is not the U.S. dollar; (ix) persons holding our Class A Common Stock or Class B Common Stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our Class A Common Stock or Class B Common Stock in connection with employment or the performance of services; (xi) retirement plans; (xii) persons who are not U.S. Holders (as defined below); or (xiii) certain former citizens or long-term residents of the United States.
In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our Class A Common Stock or Class B Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Partnerships holding our Class A Common Stock or Class B Common Stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”), regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.
EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.
This summary addresses only stockholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our Class A Common Stock or Class B Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:
•
An individual who is a citizen or resident of the United States;

•
A corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

•
An estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
A trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a recapitalization, except as described below with respect to cash received in lieu of fractional shares, a stockholder should not recognize gain or loss as a result of the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of the Class A Common

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Stock or Class B Common Stock received pursuant to the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the shares of the Class A Common Stock or Class B Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Class A Common Stock or Class B Common Stock), and such stockholder’s holding period in the shares of the Class A Common Stock or Class B Common Stock received should include the holding period of the shares of the Class A Common Stock or Class B Common Stock surrendered.
Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered pursuant to the Reverse Stock Split to shares of Common Stock received pursuant to the Reverse Stock Split. Stockholders holding shares of Common Stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A stockholder who receives cash in lieu of a fractional share of Common Stock should be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A stockholder who receives cash in lieu of a fractional share in the Reverse Stock Split should recognize capital gain or loss equal to the difference between the amount of the cash received in lieu of the fractional share and the portion of the stockholder’s adjusted tax basis allocable to the fractional share. Stockholders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.
A stockholder may be subject to information reporting with respect to any cash received in exchange for a fractional share interest in a new share in the Reverse Stock Split. Stockholders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed Internal Revenue Service Form W-9) may also be subject to backup withholding at the applicable rate. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability so long as the required information is properly furnished in a timely manner to the Internal Revenue Service.

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PROPOSAL 4 – APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE CLASS B COMMON STOCK
Our Board has adopted and is recommending that our stockholders approve amendments to our Certificate of Incorporation to effect a reverse stock split of our Class B Common Stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50, which ratio shall be the same ratio as the Class A Reverse Stock Split discussed in Proposal 3, with the exact ratio within such range to be determined by the Board in its discretion, subject to the Board’s authority to determine when to file the amendment and to abandon the other amendments notwithstanding prior stockholder approval of such amendments.
Our Certificate of Incorporation provides that in the event that we in any manner combine the outstanding shares of Class A Common Stock, then the outstanding shares of Class B Common Stock shall be combined in the same proportion and manner. Additionally, in the event that we in any manner combine the outstanding shares of Class B Common Stock, then the outstanding shares of Class A Common Stock shall be combined in the same proportion and manner. Therefore, in this Proposal 4, we are asking stockholders for approval of the Class B Reverse Stock Split, and in Proposal 3, we are asking stockholders for approval of the Class A Reverse Stock Split. Stockholders must approve both Proposal 3 and this Proposal 4 in order to approve the required amendments to our Certificate of Incorporation to effect a reverse stock split of both our Class A Common Stock and Class B Common Stock. If stockholders approve Proposal 3 and not Proposal 4, or if stockholders approve Proposal 4 and not Proposal 3, then the required amendments to our Certificate of Incorporation to effect a reverse stock split of both our Class A Common Stock and Class B Common Stock will not be approved by our stockholders and the Reverse Stock Split will not be effected. The Class A Reverse Stock Split and the Class B Reverse Stock Split are collectively referred to as the “Reverse Stock Split.”
Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for their approval. If our stockholders approve this Proposal 4 and provided that Proposal 3 is also approved, then the Board will, in its discretion, amend the Certificate of Incorporation by amending Article IV to add the following paragraph to immediately succeed the Class A Reverse Stock Split Paragraph:
“Effective as of the RSS Effective Time, a one-for-[•]2 reverse stock split of the Corporation’s Class B Common Stock shall become effective, pursuant to which each [•]2 shares of Class B Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the RSS Effective Time shall be reclassified and combined into one validly issued, fully-paid and nonassessable share of Class B Common Stock automatically and without any action by the holder thereof upon the RSS Effective Time and shall represent one share of Class B Common Stock from and after the RSS Effective Time (such reclassification and combination of shares, the “Class B Reverse Stock Split”). The par value of the Class B Common Stock following the Class B Reverse Stock Split shall remain at $0.001 per share. No fractional shares of Class B Common Stock shall be issued as a result of the Class B Reverse Stock Split. In lieu thereof, (i) with respect to

2 Shall be a whole number between and including 5 and 50, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the Delaware General Corporation Law).

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holders of one or more certificates which formerly represented shares of Class B Common Stock that were issued and outstanding immediately prior to the RSS Effective Time, upon surrender after the RSS Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Class B Common Stock as a result of the Class B Reverse Stock Split, following the RSS Effective Time, shall be entitled to receive a cash payment (the “Class B Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share of the Class A Common Stock as reported by The Nasdaq Stock Market LLC (as adjusted to give effect to the Class A Reverse Stock Split) on the date of the RSS Effective Time; provided that, whether or not fractional shares would be issuable as a result of the Class B Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Class B Common Stock that were issued and outstanding immediately prior to the RSS Effective Time formerly represented by certificates that the holder is at the time surrendering and (b) the aggregate number of shares of Class B Common Stock after the RSS Effective Time into which the shares of Class B Common Stock formerly represented by such certificates shall have been reclassified; and (ii) with respect to holders of shares of Class B Common Stock in book-entry form in the records of the Corporation’s transfer agent that were issued and outstanding immediately prior to the RSS Effective Time, any holder who would otherwise be entitled to a fractional share of Class B Common Stock as a result of the Class B Reverse Stock Split, following the RSS Effective Time, shall be entitled to receive the Class B Fractional Share Payment automatically and without any action by the holder.”
By approving this Proposal 4, stockholders will approve alternative amendments to our Certificate of Incorporation pursuant to which a whole number of outstanding shares of our Class B Common Stock between 5 and 50, inclusive, would be combined into one share, respectively, of our Class B Common Stock. Upon receiving stockholder approval of Proposal 3 and of this Proposal 4, the Board will have the authority, in its sole discretion, but not the obligation, to elect, without further action on the part of the stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved range described above and to effect the Reverse Stock Split by filing the Reverse Stock Split Certificate of Amendment with the Secretary of State of the State of Delaware. In this case, all other amendments will be abandoned. The Board may also elect not to effect any Reverse Stock Split.
The information outlined under “Purpose and Background of the Reverse Stock Split” in Proposal 3, from page 19 through 32, is also applicable to this Proposal 4, and is incorporated by reference herein. Based on the considerations outlined in “Purpose and Background of the Reverse Stock Split,” the Board adopted resolutions setting forth the Reverse Stock Split Amendment, declared the amendment advisable and in the best interests of the Company and our stockholders, approved and adopted the Reverse Stock Split Amendment, unanimously resolved to submit the Reverse Stock Split Amendment to our stockholders for approval and recommended that our stockholders adopt the amendment.
OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE CLASS B COMMON STOCK

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PROPOSAL 5 – APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO AUTHORIZE “BLANK CHECK” PREFERRED STOCK AND TO REMOVE PROVISIONS RELATED TO THE COMPANY’S FORMER PREFERRED STOCK
Background
Prior to the Preferred Stock Conversion Date, our capital stock outstanding included shares of Series A Preferred Stock, Series B Preferred Stock, Series m Preferred Stock, Series m-2 Preferred Stock and Series S Preferred Stock. Each share of Series A Preferred Stock, Series B Preferred Stock and Series m-2 Preferred Stock (collectively known as Super Voting Preferred Stock) was convertible at the option of the holder at any time into shares of Class B Common Stock at the then-applicable conversion rate. Each share of Series m, Series m-1, Series m-3, Series m-4 and Series S Preferred Stock (collectively known as Ordinary Preferred Stock, and together with the Super Voting Preferred Stock, the Preferred Stock) was convertible at the option of the holder at any time into shares of Class A Common Stock at the then-applicable conversion rate. There were no shares of Series m-1, Series m-3, or Series m-4 Preferred Stock outstanding as of the Preferred Stock Conversion Date. On the Preferred Stock Conversion Date, pursuant to the terms of the Certificate of Incorporation, each share of Super Voting Preferred Stock was automatically converted into fully-paid, non-assessable shares of Class B Common Stock, and each share of the Ordinary Preferred Stock was automatically converted into fully-paid, non-assessable shares of Class A Common Stock, as applicable, at the then effective Conversion Rate (as defined in our Certificate of Incorporation) effective as of our receipt of a written request for such conversion from the holders of a majority of the voting power of the Preferred Stock then outstanding (voting as a single class and on an as-converted basis) (or the Automatic Conversion). As a result of the Automatic Conversion, as of the Record Date, there were no shares of Preferred Stock outstanding.
Our Board of Directors has approved, subject to stockholder approval, amendments to our Certificate of Incorporation to authorize 40,000,000 shares of “blank check” preferred stock, issuable in one or more series, and to implement ancillary changes related thereto (the “Preferred Stock Amendment”). The term “blank check” preferred stock refers to preferred stock, the creation and issuance of which is authorized in advance by a company’s stockholders and the terms, rights and features of which are determined by the board of directors of a company without seeking further actions or vote of the stockholders.
In addition, the Preferred Stock Amendment removes provisions, and makes certain conforming changes, related to our former Preferred Stock, which is no longer outstanding as a result of the Automatic Conversion.
Reasons for the Preferred Stock Amendment
“Blank check” preferred stock is commonly authorized by companies publicly traded in the United States, and approval is being sought to provide us with increased financial flexibility in meeting future capital requirements and to utilize preferred stock in response to rapidly developing acquisition and corporate financing opportunities as well as to advance our business plan. It is anticipated that the purposes for which such preferred stock may be issued include, without limitation, exchanging preferred stock for common stock, the issuance of preferred stock for cash as a means of obtaining working capital, or issuance of preferred stock as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets. No specific shares of preferred stock are being designated at this time, and we do not currently have any plans to issue shares of preferred stock.

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We also believe that it is desirable to remove provisions from the Certificate of Incorporation related to our former Preferred Stock, which is no longer outstanding as a result of the Automatic Conversion, and make certain conforming changes, in order to reduce the complexity of the Certificate of Incorporation by eliminating provisions that are no longer necessary or applicable.
Effects of the Preferred Stock Amendment
Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposed amendments to our Certificate of Incorporation discussed herein, that may be used as an anti-takeover mechanism. The Preferred Stock Amendment will give our Board flexibility, without further stockholder action, except as otherwise required by law or the rules of applicable stock exchange listing rules, to issue preferred stock on such terms and conditions as our Board deems to be in the best interests of our stockholders. Although the Preferred Stock Amendment is not motivated by anti-takeover concerns, the availability of authorized shares of preferred stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult, which could have the effect of discouraging unsolicited takeover attempts. The Board is required to make any determination to issue shares of Common Stock or preferred stock based on its judgment as to the best interests of the stockholders and the Company. However, in certain circumstances, issuing preferred stock without further action by the stockholders may delay or prevent a change of control of the Company, may discourage bids for the Company’s Common Stock or preferred stock at a premium over the market price of the Common Stock or preferred stock and may adversely affect the market price of the Common Stock or preferred stock. Thus, authorizing “blank check” preferred stock could render more difficult and less likely a hostile merger, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. Our Board is not presently aware of any attempt to acquire control of the Company, and the Preferred Stock Amendment proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.
When authorizing and issuing a series of preferred stock, the Board would determine all designations, relative rights, preference, and limitations of such stock including but not limited to the following: designation of series and numbers of shares; dividend rights; rights upon liquidation or distribution of assets of the Company; conversion or exchange rights; redemption provisions; sinking fund provisions; and voting rights. While we may consider effecting an equity offering of preferred stock or otherwise issuing such stock in the future, as of the date hereof, we have no agreements or understandings with any third party to effect any such offering or issuance, and no assurances are given that any offering will in fact be effected or that any issuance will be proposed and consummated. Therefore, the terms of any preferred stock subject to this Proposal 5 cannot be stated or estimated with respect to any or all of the securities authorized.
The issuance of preferred stock could dilute both the equity interests and the earnings per share of existing holders of our Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of preferred stock could also have voting rights superior to our Common Stock, and therefore could have a dilutive effect on the voting power of our existing stockholders. The issuance of preferred stock could also affect the number of dividends, if any, paid to our stockholders and may reduce the share of the proceeds that they would receive upon a future liquidation of our company.
The general description of the proposed changes to the Certificate of Incorporation contained in this Proposal 5 is qualified in its entirety by reference to the full text of the

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proposed changes. A copy of the amendments contemplated by this Proposal 5 is attached hereto as Annex A-1, and a copy of the amendments contemplated by Proposal 5, marked to show changes against our current Certificate of Incorporation, is attached hereto as Annex A-2.
If our stockholders do not approve this Proposal 5, no changes will be made to the Certificate of Incorporation with respect to the authorization of “blank check” preferred stock of the Company. Additionally, no changes would be made to our Certificate of Incorporation to remove provisions related to our former Preferred Stock, which is no longer outstanding as a result of the Automatic Conversion.
Upon receiving stockholder approval of Proposal 5, the Board will have the authority, in its sole discretion, but not the obligation, to elect, without further action on the part of the stockholders, whether to effect the Preferred Stock Amendment by filing a new certificate of amendment (the “Preferred Stock Certificate of Amendment”) with the Secretary of State of the State of Delaware, effecting the changes shown in Annex A-1. The Board may also elect not to effect the Preferred Stock Split Amendment.
Based on the considerations outlined herein, the Board adopted resolutions setting forth the Preferred Stock Amendment, declared the amendment advisable and in the best interests of the Company and our stockholders, approved and adopted the Preferred Stock Amendment, unanimously resolved to submit the Preferred Stock Amendment to our stockholders for approval and recommended that our stockholders adopt the amendment.
OUR BOARD RECOMMENDS A VOTE “FOR” AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO AUTHORIZE “BLANK CHECK” PREFERRED STOCK AND TO REMOVE PROVISIONS RELATED TO THE COMPANY’S FORMER PREFERRED STOCK

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PROPOSAL 6 – APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR EXCULPATION OF OFFICERS FROM BREACHES OF FIDUCIARY DUTY TO THE EXTENT PERMITTED BY THE DELAWARE GENERAL CORPORATION LAW
Background
Our Board of Directors has approved, subject to stockholder approval, amendments to the Certificate of Incorporation to provide for the exculpation of officers of the Company to the extent permitted by the Delaware General Corporation Law (the “Exculpation Amendment”).
Effective August 1, 2022, Section 102(b)(7) of the Delaware General Corporation Law was amended (“Amended 102(b)(7)”) to enable a corporation to include in its certificate of incorporation a provision exculpating certain corporate officers from liability for breach of the fiduciary duty of care in certain circumstances. Previously, Section 102(b)(7) of the Delaware General Corporation Law provided for the ability to exculpate directors only and our Certificate of Incorporation currently limits the monetary liability of our directors in certain circumstances consistent with Section 102(b)(7) of the Delaware General Corporation Law. Amended 102(b)(7) allows for the exculpation of certain officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, Amended 102(b)(7) does not permit a corporation to exculpate covered officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Under Amended 102(b)(7), the officers who may be exculpated include a person who (i) is the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, (ii) is or was identified in the corporation’s public filings with the SEC because such person is or was one of the most highly compensated executive officers of the corporation, or (iii) has consented to services of process in Delaware by written agreement (“Covered Officers”).
Reasons for the Exculpation Amendment
Our Board believes that adopting the Exculpation Amendment contemplated by this Proposal 6 would better position the Company to attract top officer candidates and retain our current officers. The Exculpation Amendment would also more closely align the protections available to our officers with those already available to our directors. We believe that failing to adopt the Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as an officer of the Company.
In addition, adopting the Exculpation Amendment contemplated by this Proposal 6 would enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. The nature of the role of officers often requires them to make decisions on crucial matters. Frequently, officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability based on hindsight, especially in the current litigious environment and regardless of merit. Limiting our current and prospective officers’ concern about personal risk would empower officers to best exercise their business judgment in furtherance of stockholder interests and better position the Company to retain our current

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officers and attract top officer candidates. Enhancing our ability to retain and attract experienced officers is in the best interests of the Company and its stockholders.
Effects of the Exculpation Amendment
The Exculpation Amendment contemplated by Proposal 6 would allow for the exculpation of certain officers to the fullest extent permitted by the Delaware General Corporation Law unless such officer violated their duty of loyalty to the Company or its stockholders, acted in bad faith, knowingly or intentionally violated the law, or derived improper personal benefit from their actions as an officer. These exceptions are consistent with current limitations on exculpation under Delaware law.
The Exculpation Amendment would currently allow for the exculpation of officers who are Covered Officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, the Exculpation Amendment would not limit the liability of officers for any breach of the duty of loyalty to the corporation or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.
The general description of the proposed changes to the Certificate of Incorporation in this Proposal 6 is qualified in its entirety by reference to the full text of the proposed changes. A copy of the Exculpation Amendment contemplated by Proposal 6 is attached hereto as Annex B-1, and a copy of the amendments contemplated by Proposal 6, marked to show changes against our current Certificate of Incorporation, is attached hereto as Annex B-2.
If our stockholders do not approve this Proposal 6, no changes will be made to the Certificate of Incorporation with respect to the Exculpation Amendment and the Exculpation Amendment will not become effective.
Upon receiving stockholder approval of Proposal 6, the Board will have the authority, in its sole discretion, but not the obligation, to elect, without further action on the part of the stockholders, whether to effect the Exculpation Amendment by filing a new certificate of amendment (the “Exculpation Certificate of Amendment”) with the Secretary of State of the State of Delaware, effecting the changes shown in Annex B-1. The Board may also elect not to effect the Exculpation Amendment.
Based on the considerations outlined herein, the Board adopted resolutions setting forth the Exculpation Amendment, declared the amendment advisable and in the best interests of the Company and our stockholders, approved and adopted the Exculpation Amendment, unanimously resolved to submit the Exculpation Amendment to our stockholders for approval and recommended that our stockholders adopt the amendment.

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PROPOSAL 7 – APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO PROVIDE TO PROVIDE FOR EXCLUSIVE FORUMS
Background
Our Board has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to add a new provision (the “Forum Selection Amendment”) that, unless the Company consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Company, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Company to the Company or to the Company’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the Delaware General Corporation Law or the Bylaws or the Certificate of Incorporation (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) subject to the other provisions of the Certificate of Incorporation, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended (the “Securities Act”), including all causes of action asserted against any defendant to such complaint.
Reasons for Adopting an Exclusive Forum Provisions
The Forum Selection Amendment is intended to avoid multiple lawsuits in multiple jurisdictions on matters relating to the Delaware General Corporation Law and the Securities Act, thereby reducing inefficiencies, costs, and uncertainty regarding outcomes when two or more similar cases proceed in different jurisdictions. Additionally, the Board believes that the background and experience of the Delaware State Courts and the U.S. federal district courts in resolving issues under the Delaware General Corporation Law and the Securities Act, respectively, place these courts in the best positions to resolve claims arising under the applicable bodies of law. Accordingly, the Board believes that the Forum Selection Amendment is a prudent and proactive means for managing these types of potential litigation and promote efficient and consistent resolutions in the event these types of litigation arise. Although some plaintiffs might prefer to litigate these matters in different jurisdictions, the Board believes that the substantial benefits to the Company and its stockholders outweigh these concerns. In determining whether to adopt the Forum Selection Amendment, the Board considered a number of factors, including the following:
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potentially avoiding litigating actions on the same topic in multiple jurisdictions, with the associated duplication of litigation expenses, and the potential for inconsistent outcomes;

•
limiting forum shopping by plaintiffs’ lawyers and potentially discouraging illegitimate claims;

•
retaining the Company’s ability to consent to an alternative forum, if desired;

•
avoiding having to address where an action may be brought, and instead focusing on underlying substantive rights or remedies;

•
the increasing trend toward adopting forum selection clauses in response to multi-forum litigation; and

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•
the benefit of having the Board deliberate on whether to adopt such a provision on a “clear day” rather than in response to actual or threatened litigation.

The general description of the proposed changes to the Certificate of Incorporation in this Proposal 7 is qualified in its entirety by reference to the full text of the proposed changes. A copy of Forum Selection Amendment contemplated by Proposal 7 is attached hereto as Annex C.
If our stockholders do not approve this Proposal 7, no changes will be made to the Certificate of Incorporation with respect to the Forum Selection Amendment and the Forum Selection Amendment will not become effective.
Upon receiving stockholder approval of Proposal 7, the Board will have the authority, in its sole discretion, but not the obligation, to elect, without further action on the part of the stockholders, whether to effect the Forum Selection Amendment by filing a new certificate of amendment (the “Forum Selection Certificate of Amendment”) with the Secretary of State of the State of Delaware, effecting the changes shown in Annex C. The Board may also elect not to effect the Forum Selection Amendment.
Based on the considerations outlined herein, the Board adopted resolutions setting forth the Forum Selection Amendment, declared the amendment advisable and in the best interests of the Company and our stockholders, approved and adopted the Forum Selection Amendment, unanimously resolved to submit the Forum Selection Amendment to our stockholders for approval and recommended that our stockholders adopt the amendment.

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PROPOSAL 8 – APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE PROPOSAL 3, 4, 5, 6 or 7
The Board believes that if the number of shares of the Company’s capital stock in favor of any or all of Proposals 3, 4, 5, 6 and/or 7 is insufficient to approve such proposal, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve Proposals 3, 4, 5, 6 and/or 7, as applicable.
In this Proposal 8, we are asking stockholders to authorize us to adjourn the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of any or all of Proposals 3, 4, 5, 6 and/or 7 in order to approve such proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE PROPOSAL 3, 4, 5, 6 OR 7

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AUDIT COMMITTEE REPORT
The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2023 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
THE AUDIT COMMITTEE
William G. Billings (Chair)
Robert A. Mocny
Melvin W. Torrie

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CORPORATE GOVERNANCE
Director Independence
Nasdaq listing rules require that a majority of the Board be comprised of independent directors. The Board has determined that Mr. Billings, Mr. Mocny, and Mr. Torrie is each an “independent director” as defined under the applicable Nasdaq rules, and that each of Linda Keene Solomon, Patty Watkins and Trish Howell was an “independent director” as defined under the applicable Nasdaq rules for the periods in 2023 and 2024 that they each served on the Board. Mr. Li is not independent due to his service as a current executive officer of the Company. The Board makes a determination regarding the independence of each director at least annually based on relevant facts and circumstances. Applying the standards and independence criteria defined by the Nasdaq listing standards, the Board has made a determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director.
The Board of Directors has determined that Mr. Billings, Mr. Mocny, and Mr. Torrie are “independent directors” under Nasdaq listing standards and SEC rules applicable to Audit Committee members and Compensation Committee members, and that each of Linda Keene Solomon, Patty Watkins and Trish Howell was an “independent director” under Nasdaq listing standards and SEC rules applicable to Audit Committee members and Compensation Committee members for the periods in 2023 and 2024 that they each served on such committees.
Board Leadership Structure and Roles in Risk Oversight
Our Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board. The Board believes it is in our best interests to make that determination based on circumstances from time to time. Currently, our Chief Executive Officer and President serves as the Chairman of the Board, and all of our other directors are non-employee independent directors.
We believe this leadership structure benefits us because a combined Chief Executive Officer and Chairman role helps provide strong, unified leadership for our management team and Board. Furthermore, we believe that our customers, suppliers and other business partners have viewed our Chairman, Chief Executive Officer, and President as a visionary leader in our industry, and that having a single leader is good for our business. Accordingly, we believe a combined Chief Executive Officer and Chairman position is the best governance model for our company and our stockholders at this time. The Board has not specifically designated any director as a lead independent director.
Our Board believes that this leadership structure, combined with our corporate governance policies and processes, creates an appropriate balance between strong and consistent leadership and independent oversight of our business. The Chairman chairs the meetings of our Board and stockholders, with input from the non-employee independent directors, and as such, our Board believes that a person with comprehensive knowledge of our Company is in the best position to serve such role.
Our Board believes that our current leadership structure and the composition of our Board protect stockholder interests and provide adequate independent oversight, while also providing outstanding leadership and direction for our Board and management. Aside from our Chairman, each of our other directors is “independent” under Nasdaq standards, as more fully described herein. The independent directors meet in executive sessions, without

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management present, during each regularly scheduled Board meeting and are very active in the oversight of our Company. In addition, our Board and each committee of Board has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate.
Our Board believes its administration of its risk oversight function has not affected its leadership structure. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and in other filings that we periodically make with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks.
Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company. Our Audit Committee oversees policies with respect to risk assessment and risk management, major financial risk exposures, key enterprise risk exposures, and the adequacy and effectiveness of our policies and internal controls regarding information and technology security, cybersecurity and privacy. Our Compensation Committee oversees risk management activities relating to our compensation policies and practices, and our independent directors as a whole oversees risk management activities relating to Board composition and management succession planning. In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk- management and any other matters. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.
Attendance of Directors at Annual Meetings
While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. Two of our four directors at the time attended the annual meeting of stockholders in 2023.
Board and Board Committees
Our Board met 5 times in 2023. During the fiscal year ended December 31, 2023, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which the Director served during the period in which he or she served as a director. Our independent and non-management directors meet regularly in executive session without management present.
The Board has established an Audit Committee and a Compensation Committee. Our Board may establish other committees to facilitate the management of our business from time to time. Our Board delegates various responsibilities and authority to committees as generally described below. The Board committees regularly report on their activities and actions to the full Board.
The Board does not have a standing nominating committee. The Board believes it is appropriate not to have a nominating committee at this time because the entire Board participates in the consideration of director nominees. The Board will continue to assess the necessity of a nominating committee and will establish one, if necessary, in the future. In accordance with Nasdaq rules, director nominees are selected or recommended for selection by directors constituting a majority of the independent directors of the Board in a vote in which only independent directors participate.

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Each of the committees operates under its own written charter as adopted by our Board, each of which is available on our website, https://ir.knightscope.com/corporate-governance/ governance-overview. The information contained on, or accessible through, our website is not part of, or incorporated by reference in, this proxy statement.
The following table is a summary of our Board committee structure and members on each of our committees:
Name	Independent Director	Compensation Committee	Audit Committee
William G. Billings	X	Chair	Chair
William Santana Li*
Robert A. Mocny	X	X	X
Melvin W. Torrie	X	X	X
* Chairman of the Board
Audit Committee
The members of the Audit Committee are Mr. Billings, Mr. Mocny, and Mr. Torrie. Mr. Billings serves as the Chair of the Audit Committee. Our Board has determined that each of the directors serving on our Audit Committee is independent within the meaning of the applicable Nasdaq rules and Rule 10A-3 under the Exchange Act and meet the requirements for financial literacy under the Nasdaq rules. In addition, our Board has determined that Mr. Billings qualifies as an “audit committee financial expert” within the meaning of SEC regulations and applicable Nasdaq rules.
Our Audit Committee, among other things, assists our Board with its oversight of the integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, independence, and performance of the independent registered public accounting firm; and the design and implementation of our risk assessment and risk management. Among other things, our Audit Committee is responsible for
•
reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures;

•
discussing with our management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope and timing of the annual audit of our financial statements, and the results of the audit, quarterly reviews of our financial statements;

•
establishing and overseeing procedures for the receipt, retention, and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;

•
appointing, compensating, retaining, and overseeing the work of our independent registered public accounting firm;

•
approving audit engagement terms and fees, and all permissible non-audit engagements with the independent registered public accounting firm; and

•
reviewing and overseeing all related person transactions in accordance with our policies and procedures.

Our Audit Committee met 4 times in 2023.

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Compensation Committee
The members of the Compensation Committee are Mr. Billings, Mr. Mocny, and Mr. Torrie. Mr. Billings serves as the Chair of the Compensation Committee. Our Board has determined that each of the directors serving on our Compensation Committee is independent within the meaning of applicable Nasdaq rules and SEC rules and regulations for purposes of membership on the Compensation Committee.
Our Compensation Committee, among other things, assists our Board with its oversight of the forms and amount of compensation for our executive officers (including officers reporting under Section 16 of the Exchange Act), the administration of our equity and non-equity incentive plans for employees and other service providers and certain other matters related to our compensation programs. Among other things, our Compensation Committee is responsible for:
•
evaluating the performance of our Chief Executive Officer;

•
evaluating the performance of our other executive officers (including officers reporting under Section 16 of the Exchange Act);

•
reviewing and approving our overall compensation philosophy, programs, policies, and practices;

•
administering our Compensation Recovery Policy; and

•
reviewing and developing short- and long-term management succession plans.

The Compensation Committee may form and delegate responsibility to subcommittees as it deems necessary or appropriate, provided that any subcommittee must meet all applicable independence requirements.
Our Compensation Committee met 4 times in 2023.
Code of Conduct
We have a written code of conduct in place that applies to all our employees and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our code of conduct is available on our website at https://ir.knightscope.com/corporate-governance/governance-overview. We intend to use our website as a method of disclosing any change to, or waiver from, our code of conduct as permitted by applicable SEC and Nasdaq rules.
Anti-Hedging and Pledging Policy - Prohibition on Short Sales, Hedging and Margin Accounts
Our Insider Trading Policy prohibits our officers, directors and all other employees from (i) engaging in short sales, (ii) transacting in publicly traded options, such as puts, calls and other derivative securities, and (iii) engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts. In addition, all of our officers and directors are prohibited from pledging, purchasing or selling our securities in margin accounts. An exception to this prohibition may be granted to pledge Company securities as collateral for a loan (not including margin debt) where the financial capacity to repay the loan without resort to the pledged securities can be clearly demonstrated.
Communications with the Board
Any stockholder or other interested party may contact the Board, including any non- employee director or the non-employee directors as a group, or any individual director or

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directors, by writing to our Secretary at 1070 Terra Bella Avenue, Mountain View. CA 94043, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication delivered to our Secretary for forwarding to the Board or specified Board member or members will be forwarded in accordance with the stockholder’s instructions. However, our Secretary reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials. Information regarding the submission of comments or complaints relating to our accounting, internal accounting controls or auditing matters can be found on our website at www.knightscope.com.

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EXECUTIVE OFFICERS
The following table provides information regarding our executive officers:
Name	Title/Position	Age
William (“Bill”) Santana Li	Chairman, Chief Executive Officer, and President	54
Stacy Dean Stephens	EVP and Chief Client Officer	52
Apoorv S. Dwivedi	EVP, Chief Financial Officer, and Secretary	43
Mercedes Soria	EVP and Chief Intelligence Officer / Chief Information Security Officer (“CISO”)	50
Aaron J. Lehnhardt	EVP and Chief Design Officer	51
Executive Officers
William (“Bill”) Santana Li. Mr. Li’s business background information is set forth under “Nominees for Election as Directors” above.
Stacy Dean Stephens has served as our EVP and Chief Client Officer since May 2013 and co-founded the Company in April 2013. Previously, he co-founded Carbon Motors Corporation with Mr. Li, where he led marketing operations, sales, product management, partnership marketing and client service. At Carbon Motors, Mr. Stephens established the “Carbon Council,” a client interface and users group consisting of over 3,000 law enforcement professionals across all 50 states and actively serving over 2,200 law enforcement agencies. Carbon Motors Corporation filed for Chapter 7 liquidation in June 2013. Prior to co-founding Carbon Motors Corporation, Mr. Stephens served as a police officer for the Coppell (Texas) Police Department from 2000 to 2002. Mr. Stephens studied aerospace engineering at the University of Texas in Arlington. He subsequently earned a degree in criminal justice and graduated as valedictorian from Tarrant County College in Fort Worth, Texas. He is a member of the International Association of Chiefs of Police (“IACP”) and also sits on the IACP Division of State Associations of Chiefs of Police SafeShield Project, which seeks to critically examine existing and developing technologies for the purpose of preventing and minimizing officer injuries and fatalities.
Apoorv S. Dwivedi has served as the EVP, and Chief Financial Officer of the Company since January 2024 and as its Secretary since April 2024. Mr. Dwivedi most recently served as the Chief Financial Officer of Nxu, Inc. from January 2022 until December 2023. Prior to his CFO role at Nxu, Dwivedi served as Director of Finance for Cox Automotive from 2019 to January 2022 where he successfully ran the Manheim Logistics business. From 2018 to 2019, he was the Director of Presales within the finance solutions group at Workiva, and from 2010 to 2017 Mr. Dwivedi served in several corporate finance roles of increasing responsibility at the General Electric Company across both the GE Capital and GE Industrial businesses. Mr. Dwivedi began his career at ABN-AMRO, N.A. and was instrumental in building one of the first data analytics teams at Sears Holdings Company. Mr. Dwivedi earned his Bachelors in Finance from Loyola University — Chicago and his MBA from Yale School of Management.
Mercedes Soria has served as our EVP and Chief Intelligence Officer since May 2013 and our CISO since April 2024, and has been with Knightscope since April 2013. Ms. Soria is a technology professional with over 15 years of experience in systems development, life cycle management, project leadership, software architecture and web applications development. Ms. Soria led IT strategy development at Carbon Motors Corporation from 2011 until 2013. From 2002 to 2010, Ms. Soria was Channel Manager and Software Development Manager for internal operations at Deloitte & Touche LLP. From 1998 to 2002, Ms. Soria worked as a software developer at Gibson Musical Instruments leading the effort to establish its online

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presence. Ms. Soria obtained Bachelor and Master’s degrees in Computer Science from Middle Tennessee State University with honors, as well as an Executive MBA from Emory University. She is also a certified Six Sigma green belt professional and a member of the Society of Hispanic Professional Engineers. She is married to William Santana Li, the Company’s Chairman, Chief Executive Officer, and President.
Aaron J. Lehnhardt has served as our Chief Design Officer since November 2015. Previously, from the Company’s inception in April 2013 until November 2015, Mr. Lehnhardt served as Chief Designer of the Company. From 2002 to April 2013, Mr. Lehnhardt was the co-owner of Lehnhardt Creative LLC where he worked on advanced propulsion vehicle design, personal electronics, product design, video game design, and concept development work. From 2004 to 2011, Mr. Lehnhardt was Chief Designer at California Motors (“Calmotors”), where he led the design for various concepts for HyRider hybrid vehicles, the Calmotors 1000 horsepower hybrid super car, Terra Cruzer super off-road vehicle, multiple vehicles for the U.S. Military, and various other hybrid and electric vehicles. He was also the lead designer and partner of Ride Vehicles LLC, a sister company to Calmotors, which worked on a 3-wheeled, standup personal mobility vehicle.
Family Relationships
There are no family relationships among any of our directors and executive officers, except that William Santana Li, our Chairman, Chief Executive Officer, and President, is married to Mercedes Soria, our EVP and Chief Intelligence Officer / CISO.

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EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth certain information with respect to total annual compensation for the years indicated for the Company’s named executive officers.
Name and Principal Position	Year	Salary ($)	Bonus(2)	Option Awards ($)(1)	Total ($)
William Santana Li Chairman and Chief Executive Officer	2023	493,346	0	586,031	1,079,377
	2022	496,907	278,261	635,896	1,411,064
Mallorie Burak(3) President and Chief Financial Officer	2023	383,103	0	224,573	607,676
	2022	344,391	264,457	238,564	847,412
Mercedes Soria Chief Intelligence Officer	2023	341,922	0	199,130	541,052
	2022	344,391	164,457	210,595	719,443
(1) Amounts reflect the aggregate grant date fair value of stock option grants made in each respective fiscal year computed in accordance with stock-based accounting rules (Financial Accounting Standards Board Accounting Standards Codification Topic 718 Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 7 to our financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2023.
(2) Amounts represent annual cash incentive bonuses earned by our named executive officers based on the achievement of certain pre-established metrics, as described below in the section titled “Annual Bonuses”. Despite partial achievement of performance goals in 2023, no bonuses were ultimately paid in 2024 with respect to 2023 performance, following the Board’s decision in March 2024.
(3) On December 1, 2023, Ms. Burak resigned from her positions at the Company, effective January 10, 2024.
Narrative Disclosure to Summary Compensation Table
The compensation of the Company’s named executive officers is comprised of the following major elements: (a) base salary; (b) an annual, discretionary cash bonus; and (c) long-term equity incentives, consisting primarily of stock options granted under the Company’s 2022 Equity Incentive Plan. These principal elements of compensation are described below.
Base Salaries
Base salary is provided as a fixed source of compensation for our named executive officers. Adjustments to base salaries are reviewed annually by the Compensation Committee and may be adjusted from time to time to reflect promotions or other changes in the scope of breadth of the named executive officer’s role or responsibilities, as well as to maintain market competitiveness.
In 2023, the base salaries of Mr. Li and Ms. Soria were $505,000 and $350,000, respectively. In January 2023, the base salary of Ms. Burak was increased to $393,000.
Annual Bonuses
Annual bonuses may be awarded based on qualitative and quantitative performance standards and are designed to reward performance of our named executive officers individually. For 2023, the annual bonus metrics were tied to revenue, customer retention, and gross margin. The Compensation Committee set the 2023 target bonus amounts for the named executive officers as follows: $423,000 for Mr. Li, and $250,000 for Ms. Burak and Ms. Soria. Our named executive officers’ bonuses are based 100% on achievement of our corporate

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goals. Despite partial achievement of performance goals in 2023, no bonuses were ultimately paid in 2024 with respect to 2023 performance, following the Board’s decision in March 2024.
Long-Term Equity Incentives
Grants made under our 2022 Equity Incentive Plan provide continual motivation for our officers, employees, consultants and directors to achieve our business and financial objectives, align their interests with the long-term interests of our stockholders, and provide a long-term retention incentive.
For 2023, our named executive officers were award option awards with a standard four- year vesting term, subject to continuous service with the Company through each applicable vesting date. See “Outstanding Equity Awards at Fiscal Year-End” below for additional information.
Other Elements of Compensation
Retirement Savings and Health and Welfare Benefits
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees.
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance. Our named executive officers are eligible for certain enhanced benefits under our executive-level medical insurance, life insurance and short-term and long-term disability insurance.

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Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information with respect to outstanding options held by our named executive officers at December 31, 2023.
	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
William Santana Li	7/12/2022	143,661	239,439(1)(2)	3.04	7/11/2032
	7/28/2023	—	383,100(1)(2)	1.51	7/27/2033
	7/28/2023	—	10,000(4)	1.51	7/27/2033
	7/12/2022	143,661	239,439(1)(2)	3.04	7/11/2032
Mallorie Burak	10/8/2020	406,250	93,750(1)(2)	2.34	10/7/2030
	12/23/2021	249,992	250,008(1)(2)	10.00	12/22/2031
	7/12/2022	50,901	92,823(1)(2)	3.04	7/11/2032
	7/28/2023	—	143,724(1)(2)	1.51	7/28/2033
	7/28/2023	—	10,000(4)	1.51	7/27/2033
Mercedes Soria	4/21/2014	113,000	—(1)(3)	0.16	4/20/2024
	11/17/2016	187,000	—(1)(3)	0.60	11/17/2026
	4/22/2018	200,000	—(1)(2)	1.26	4/21/2028
	5/9/2019	500,000	—(1)(2)	1.24	5/9/2029
	2/27/2020	97,916	2,084(1)(2)	0.91	2/26/2030
	6/24/2020	31,354	3,646(1)(2)	0.91	6/23/2030
	7/12/2022	47,576	79,298(1)(2)	3.04	7/11/2032
	7/28/2023	—	126,874(1)(2)	1.51	7/27/2033
	7/28/2023	—	10,000(4)	1.51	7/27/2033
(1) The stock option vests and becomes exercisable as to 25% of the shares subject to the option on the first anniversary of the grant date, and vest as to the remaining shares in equal monthly installments over the subsequent 36 months, subject to continuous service as of each vesting date.
(2) Exercisable for shares of Class A Common Stock.
(3) Exercisable for shares of Class B Common Stock, which can be subsequently converted to Class A Common Stock on a one-for-one basis.
(4) The stock option was subject to attainment of certain performance metrics and service vesting conditions through the date of certification of the attainment of the performance metrics.
Executive Compensation Arrangements
We have entered into employment agreements and confidential information agreements with each of our named executive officers. Each employment agreement sets forth the terms and conditions of each named executive officer’s employment with the Company, including initial base salary, initial bonus opportunity, and eligibility to participate in employee benefit plans.
Under their employment agreements, each named executive officer is also eligible to receive severance payments and benefits upon certain qualifying terminations. If during the period that is one year following a “change in control” (the “change in control period”) (i) the

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Company terminates the named executive officer’s employment with the Company for other than (A) “cause”, (B) death, or (C) “disability” or (ii) the named executive officer resigns for “good reason” (each, as defined in each named executive officer’s employment agreement), the named executive officer is entitled to receive (a) 12 months base salary (payable as a lump sum), (b) 100% of their target bonus (payable as a lump sum), (c) up to 12 months of COBRA payments or reimbursements for themselves and their eligible dependents, and (d) full vesting acceleration of each equity award; provided that all performance goals and other vesting criteria will be deemed achieved at the greater of (x) actual achievement (if determinable) or (y) 100% of target levels, in each case unless otherwise specified in the applicable equity award agreement governing such equity award.
If the named executive officer’s employment with the Company terminates for other than (A) “cause”, (B) death, or (C) “disability” outside of a change in control period, the named executive officer is entitled to receive (a) 6 months base salary continuation, and (b) up to 6 months of COBRA payments or reimbursements for themselves and their eligible dependents.
These severance payments and benefits are subject to the named executive officer executing and not revoking a separation agreement and release of claims.

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DIRECTOR COMPENSATION
Each non-executive director receives an annual cash fee of $60,000, or $70,000 if the director serves as the chairperson of a Board committee, payable in quarterly installments. Each non-executive director also received an initial grant of 40,000 non-statutory stock options that vests after the first anniversary of their Board service and will be eligible to receive awards under the Company’s equity incentive plans as may be determined from time to time by the Board in its discretion. Mr. Li does not receive compensation for his service on the Board.
The following table summarizes the total compensation earned by each of our non- employee directors who served during 2023.
Name	Fees Earned or Paid in Cash ($)(3)	Option Awards ($)(1)(4)	Total ($)
Kristi Ross(2)	5,056	0	5,056
Linda Keene Solomon(5)	60,000	0	60,000
Jackeline V. Hernandez Fentanez(2)	5,056	0	5,056
Patricia L. Watkins(5)	70,000	0	70,000
Patricia Howell(5)	70,000	0	70,000
Suzanne Muchin(2)	4,333	0	4,333
(1) Amounts reflect the aggregate grant date fair value of grants made in each respective fiscal year computed in accordance with stock-based accounting rules (Financial Accounting Standards Board Accounting Standards Codification Topic 718 Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 7 to our financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2023.
(2) On January 26, 2023, each of Kristi Ross, Jackeline Hernandez Fentanez and Suzanne Muchin resigned from the Board.
(3) The fees presented represent the annual cash fees earned by each director.
(4) Each of our directors who were serving on the Board as of December 31, 2023 held 40,000 stock options as of December 31, 2023.
(5) On February 19, 2024, each of Patricia Howell, Linda Keene Solomon, and Patricia L. Watkins resigned from the Board.
On February 19, 2024, the Board appointed each of William Billings, Robert Mocny, and Melvin Torrie to serve as a member of the Board. As of February 19, 2024, each of Mr. Billings, Mr. Mocny, and Mr. Torrie, have entered into a Board of Directors Agreement, which provides that, as consideration for their services on the Board, each director shall receive upon appointment to the Board, an initial equity award in the form of a stock option for 100,000 shares of the Company’s Class A Common Stock, which will be fully vested upon approval.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets out certain information with respect to the beneficial ownership of the voting securities of the Company, as of June 19, 2024, for:
•
each person who we know beneficially owns more than 5% of any class of our voting securities;

•
each of our directors;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

Percentage ownership is based on 112,923,614 shares of Class A common stock outstanding and 16,725,268 shares of Class B common stock outstanding, in each case, as of June 19, 2024.
We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares subject to options, or other rights, held by such person that are currently exercisable or convertible, or will become exercisable or convertible or will vest within 60 days of June 19, 2024, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of all listed stockholders is c/o Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043. Except as indicated by the footnotes below, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all securities that they beneficially own, subject to applicable community property laws.

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	Class A Common Stock Beneficially Owned		Class B Common Stock Beneficially Owned		Combined Voting Power(1)
Name of Beneficial Owner	Number	%	Number	%
5% Stockholders:
William (“Bill”) Santana Li(2)	1,498,431	1.3%	7,500,000	43.8%	28.0%
NetPosa Technologies (Hong Kong) Limited(3)			3,767,789	22.5%	13.4%
Stacy Dean Stephens(4)	1,076,783	1.0%	2,000,000	12.0%	7.5%
F50 Ventures Fund LP(5)			959,963	5.7%	3.4%
Series Knightscope LLC F50 Global Syndicate Fund LLC(6)			668,330	4.0%	2.4%
Named Executive Officers and Directors:
William (“Bill”) Santana Li(2)	1,498,431	1.3%	7,500,000	43.8%	28.0%
Apoorv S. Dwivedi(7)	250	*	—	—	*
Mercedes Soria(2)	1,498,431	1.3%	7,500,000	43.8%	28.0%
Stacy Dean Stephens(4)	1,076,783	1.0%	2,000,000	12.0%	7.5%
Mallorie Burak	—	—	—	—	—
William G Billings(8)	101,106	*	—	—	*
Robert A. Mocny(9)	100,200	*	—	—	*
Melvin W. Torrie(10)	100,000	*	—	—	*
All current executive officers and directors as a group (8 individuals) (1)(11)	2,910,311	2.5%	9,500,000	55.5%	35.5%

* Represents beneficial ownership of less than 1%.
(1) Combined voting power does not include shares underlying options or warrants convertible into shares of Class A common stock or Class B common stock. For Mr. Li, voting power includes 7,319,811 shares of Class A common stock issuable upon exercise of outstanding warrants held by third parties. Each of the holders of such warrants have entered into standstill agreements pursuant to which they have agreed not to exercise their respective warrants until after the Annual Meeting. Therefore, such warrants will become exercisable into shares of Class A common stock within 60 days of June 19, 2024. The shares subject to the warrants are subject to a voting proxy, dated November 18, 2021, granted in favor of Mr. Li. As such, while Mr. Li does not beneficially hold the securities and they are not included for purposes of calculating his beneficial ownership, he exercises voting power with respect to such securities and they are included for purposes of calculating his combined voting power.
(2) Consists of (a) 83,333 shares of Class A common stock, held by Mr. Li (b) 7,000,000 shares of Class B common stock, held by Mr. Li, (c) 295,303 shares of Class A common stock underlying stock options that are currently exercisable or exercisable within 60 days of June 19, 2024, held by Mr. Li, and (d) 113,000 shares of Class B common stock, held by Ms. Soria, (e) 1,119,795 shares of Class A common stock underlying stock options that are currently exercisable or exercisable within 60 days of June 19, 2024, held by Ms. Soria, and (f) 387,000 shares of Class B common stock underlying stock options that are currently exercisable or exercisable within 60 days of June 19, 2024, held by Ms. Soria. Mr. Li and Ms. Soria are married. See footnote 1 above regarding Mr. Li’s voting power.
(3) The address for NetPosa Technologies (Hong Kong) Limited is Suite 1023, 10/F, Ocean Centre, 5 Canton Road, Tsim Sha Tsui, Kowloon Hong Kong.
(4) Consists of (a) 1,000,000 shares of Class A common stock, (b) 2,000,000 shares of Class B common stock, and (c) 76,783 shares of Class A common stock underlying stock options that are currently exercisable or exercisable within 60 days of June 19, 2024.
(5) The address for F50 Ventures Fund LP is 2132 Forbes Avenue, Santa Clara, California 95050.
(6) The address for Series Knightscope LLC F50 Global Syndicate Fund LLC is 2625 Middlefield Road, Ste. 414, Palo Alto, California 94301.
(7) Consists of 250 shares Class A common stock.
(8) Consists of (a) 1,106 shares Class A common stock, and (b) 100,000 shares of Class A common stock underlying stock options that are currently exercisable or exercisable within 60 days of June 19, 2024.
(9) Consists of (a) 200 shares Class A common stock, and (b) 100,000 shares of Class A common stock underlying stock options that are currently exercisable or exercisable within 60 days of June 19, 2024.
(10) Consists of 100,000 shares of Class A common stock underlying stock options that are currently exercisable or exercisable within 60 days of June 19, 2024.
(11) Consists of (a) 1,084,889 shares of Class A common stock, (b) 9,113,000 shares of Class B common stock, (c) 1,825,422 shares of Class A common stock underlying stock options that are currently exercisable or exercisable within 60 days of June 19, 2024, and (d) 387,000 shares of Class B common stock underlying stock options that are currently exercisable or exercisable within 60 days of June 19, 2024.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based solely on the Company’s review of the reports that have been filed by or on behalf of such person in this regard, we believe that all such persons complied with on a timely basis with all Section 16(a) filing requirements during the

KNIGHTSCOPE, INC. | 2024 PROXY STATEMENT | 57

fiscal year ended December 31, 2023. During the fiscal year ending December 31, 2024, there was (i) one Form 4 reporting one transaction for Aaron J. Lehnhardt that was inadvertently filed late; (ii) one Form 4 reporting one transaction for Mercedes Soria that was inadvertently filed late; (iii) one Form 4 reporting one transaction for Apoorv Dwivedi that was inadvertently filed late; and (iv) one Form 4 reporting one transaction for William Santana Li that was inadvertently filed late.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following is a description of certain transactions, arrangements and relationships in which we were a participant since January 1, 2022 and the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. Certain equity, compensation, and other arrangements are described under “Executive Compensation.”
Related Person Transactions
Konica Minolta, Inc.
One of the Company’s vendors, Konica Minolta, Inc. (“Konica Minolta”), is a stockholder of the Company and beneficially owned greater than 5% of our total voting power in 2022. Konica Minolta provides the Company with repair services to its ASRs. The Company paid Konica Minolta approximately $400,000 and $381,000 in service fees for the years ended December 31, 2023 and 2022, respectively. The Company had payables of $84,000 and $117,000 owed to Konica Minolta as of December 31, 2023 and 2022, respectively.
Director and Officer Indemnification and Insurance
Our Amended and Restated Certificate of Incorporation and our bylaws provide that we indemnify each of our directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware. Further, we have entered into indemnification agreements with certain of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.
Policies and Procedures for Approving Transactions with Related Persons
Our Audit Committee reviews and oversees all related person transactions in accordance with our policies and procedures, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board has not adopted a written policy or procedures governing its approval of transactions with related persons. Other than as described above, there were no related person transactions in the years ended December 31, 2022 or 2023. The transactions described above were approved by the Board of Directors at the time they were entered into.

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HOUSEHOLDING
We have adopted a practice called “householding.” This practice allows us to deliver only one copy of certain of our stockholder communications (such as the notice regarding the internet availability of proxy materials, our annual reports, or our proxy materials) to stockholders who have the same address and last name and who do not participate in email delivery of these materials, unless one or more of these stockholders notifies us that he or she would like to receive an individual copy of these notices or materials. If you share an address with another stockholder and receive only one set of proxy-related materials and would like to request a separate copy for this year’s Annual Meeting or for any future meetings or stockholder communications, please send your written request to Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043, Attention: Secretary, or call us at (650) 924-1025. Upon written or oral request, we will promptly deliver a separate copy to you. Similarly, you may also contact us through either of these methods if you receive multiple copies of proxy-related materials and other stockholder communications and would prefer to receive a single copy in the future.

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STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement in connection with our 2025 annual meeting of stockholders (the “2025 Annual Meeting”) pursuant to SEC Rule 14a-8 must submit the proposal so that it is received by us no later than [•], 2025, unless the date of our 2025 Annual Meeting is more than 30 days before or after August 16, 2025, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043, Attention: Secretary.
For a stockholder proposal that is submitted for presentation at the 2025 Annual Meeting and is not intended to be included in our proxy statement via the process described above, or for any nomination of a director to our Board, the proxies named in the form of proxy in connection with the 2025 Annual Meeting will be entitled to exercise discretionary authority on that proposal unless we receive notice of the matter on or before [•], 2025. If the date of the 2025 Annual Meeting of Stockholders is moved more than 30 days before or after August 16, 2025, the deadline is instead a reasonable time before we mail the proxy materials. For proposals (including nominations) that are properly submitted and timely filed, if the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal, provided that we include in our proxy statement in connection with the 2025 Annual Meeting our advice on the nature of the proposal and how we intend to exercise our voting discretion.
Nomination of Director Candidates: You may propose director candidates for consideration by the Board. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to our Secretary at the address of our principal executive offices set forth above.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 17, 2025. In addition, Rule 14a-19 under the Exchange Act requires additional information be included in director nomination notices, including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly. We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2025 Annual Meeting.

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ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS
At your request, we will provide you with a copy of our Annual Report on Form 10-K for the year ended December 31, 2023 without charge. You should send your written requests to Secretary, Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043. The exhibits to the annual report are available upon payment of charges that approximate our cost of reproduction.
You can also obtain copies of the annual report and exhibits, as well as other filings that we make with the SEC, on our website at https://ir.knightscope.com/ or on the SEC’s website at sec.gov.

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OTHER MATTERS
The Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.
By Order of the Board of Directors,

William Santana Li
Chairman, Chief Executive Officer and President
[•], 2024

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ANNEX A-1
ARTICLE IV
The Corporation is authorized to issue three classes of stock which shall be designated, respectively, “Class A Common Stock,” “Class  B Common Stock” and “Preferred Stock.” The total number of shares of stock that the corporation shall have authority to issue is 298,000,000 shares, consisting of 228,000,000 shares of Class A Common Stock, $0.001 par value per share, 30,000,000 shares of Class B Common Stock, $0.001 par value per share, and 40,000,000 shares of Preferred Stock, $0.001 par value per share.
ARTICLE IV
The terms and provisions of the Common Stock and Preferred Stock are as follows:
1. Definitions. For purposes of this ARTICLE V, the following definitions shall apply:
(a) “Change of Control” means (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions to which the Corporation is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of related transactions in which the holders of the voting securities of the Corporation outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, as a result of shares in the Corporation held by such holders prior to such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Corporation or such other surviving or resulting entity (or if the Corporation or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent); or (ii) a sale, lease or other disposition of all or substantially all of the assets of the Corporation and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Corporation.
(b) “Class B Common Stockholder” means (i) the registered holder of a share of Class B Common Stock at the Effective Time, (ii)  the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time pursuant to the exercise of, conversion of or settlement of Convertible Securities issued prior to the Effective Time and (iii) each natural person who Transferred shares of Class B Common Stock or Convertible Securities prior to the Effective Time to a Permitted Entity that, as of the Effective Time, complies with the applicable exception for such Permitted Entity in Section 2(d)(ii).
(c) “Common Stock” shall mean the Class A Common Stock and Class B Common Stock, collectively.
(d) “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.
(e) “Corporation” shall mean Knightscope, Inc.
(f) “Distribution” shall mean either (i) the transfer of cash or other property without consideration whether by way of dividend or otherwise, other than dividends on Common Stock payable in Common Stock; or (ii) the purchase or redemption of shares of the Corporation by the Corporation or its subsidiaries for cash or property other than, in each case (A) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the

Annex A-1 1

Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase; (B) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right; and (C) repurchase of capital stock of the Corporation in connection with the settlement of disputes with any stockholder.
(g) “Effective Time” shall mean the time on May 17, 2019 at which the first Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware.
(h) “Liquidation Event” shall mean (i) a Change of Control; or (ii) any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.
(i) “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.
(j) “Permitted Entity” shall mean with respect to any Class  B Common Stockholder, any trust, account, plan, corporation, partnership, or limited liability company specified in Section 2(d)(ii) established by or for such Class B Common Stockholder, so long as such entity meets the requirements set forth in Section 2(d)(ii).
(k) “Recapitalization” shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event.
(l) “Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, (i)  a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), (ii) the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise, (iii) any Transfer in connection with a divorce proceeding, domestic relations order or similar legal requirement; provided, however, that the following shall not be considered a “Transfer” within the meaning of Section 1(l):
(i)   the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders;
(ii)   entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are Class B Common Stockholders, that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the Class B Common Stockholder at any time and (C)  does not involve any payment of cash, securities, property or other consideration to the Class B Common Stockholder other than the mutual promise to vote shares in a designated manner; or
(iii)   the pledge of shares of Class B Common Stock by a Class  B Common Stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class B Common Stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer.”
(m) “Voting Control” shall mean the power to vote or direct the voting of the applicable voting security by proxy, voting agreement or otherwise.

Annex A-1 2

2. Common Stock
(a) General. The voting, dividend, liquidation, and other rights and powers of the Common Stock are subject to and qualified by the rights, powers and preferences of any series of Preferred Stock as may be designated by the Board of Directors of the Corporation and outstanding from time to time.
(b) Dividends. Subject to applicable law and the rights and preferences of any holders of any outstanding series of Preferred Stock, the holders of Common Stock, as such, shall be entitled to the payment of dividends on the Common Stock when, as and if declared by the Board of Directors in accordance with applicable law.
(c) Liquidation Rights. Subject to the rights and preferences of any holders of any shares of any outstanding series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.
(d) Conversion of Class B Common Stock.
(i) Optional Conversion. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.
(ii) Automatic Conversion upon Transfer. Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the Transfer of such share; provided, however, the following exceptions (the “Exempted Transfers”) shall not trigger an automatic conversion:
(a)   a Transfer of Class B Common Stock by a Class B Common Stockholder or such Class B Common Stockholder’s Permitted Entities to another Class B Common Stockholder or such Class B Common Stockholder’s Permitted Entities;
(b)   a Transfer by a Class B Common Stockholder to any of the following Permitted Entities, and from any of the following Permitted Entities back to such Class B Common Stockholder and/or any other Permitted Entity by or for such Class B Common Stockholder:
(1) a trust for the benefit of such Class B Common Stockholder and for the benefit of no other person, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Common Stockholder; and, provided, further, that in the event such Class B Common Stockholder is no longer the exclusive beneficiary of such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(2) a trust for the benefit of persons other than the Class B Common Stockholder so long as the Class B Common Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class  B Common Stock held by such trust, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Common Stockholder; and, provided, further, that in the event the Class B Common

Annex A-1 3

Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1)  fully paid and nonassessable share of Class A Common Stock;
(3) a trust under the terms of which such Class B Common Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Internal Revenue Code (the “Code”) and/or a reversionary interest so long as the Class B Common Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class  B Common Stock held by such trust; provided, however, that in the event the Class B Common Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(4) an Individual Retirement Account, as defined in Section 408(a) of the Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Common Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Code; provided that in each case such Class B Common Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Class B Common Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(5) a corporation in which such Class B Common Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class B Common Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Class B Common Stockholder no longer owns sufficient shares or has sufficient legally enforceable rights to enable the Class B Common Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class  B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(6) a partnership in which such Class B Common Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class B Common Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Class B Common Stockholder no longer owns sufficient partnership interests or has sufficient legally enforceable rights to enable the Class B Common Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or
(7) a limited liability company in which such Class B Common Stockholder directly, or indirectly through one or more Permitted Entities, owns

Annex A-1 4

membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class  B Common Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Class B Common Stockholder no longer owns sufficient membership interests or has sufficient legally enforceable rights to enable the Class B Common Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class  B Common Stock held by such limited liability company, each share of Class  B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.
(iii) Automatic Conversion Post January 27, 2022 upon Election of Founders. At any time following January 27, 2022, each outstanding share of Class B Common Stock shall automatically be converted into one (1) fully paid and nonassessable share of Class A Common Stock (and any outstanding right to receive shares of Class B Common Stock upon the exercise of, conversion of or settlement of Convertible Securities shall be automatically converted into the right to receive shares of Class A Common Stock on the same one-for-one basis) upon the affirmative vote or written consent of the holders of a majority of the Class B Common Stock then outstanding and held by the Founders and Permitted Entities of the Founders, or, if later, the effective date for such conversion specified by such vote or written consent. For purposes of this Section 2(d)(iii) only, “Founders” shall mean each of William Santana Li and Stacy Dean Stephens.
(iv) Effect of Conversion. In the event of a conversion of shares of Class B Common Stock into shares of Class A Common Stock pursuant to this Section 2(d), such conversion shall be deemed to have been made at the time that the Corporation’s transfer agent receives the written notice required pursuant to Section 2(d)(i) or the time of the affirmative vote or written consent of the applicable holders of Class B Common Stock pursuant to Section 2(d)(iii) (or a later date specified by such vote or written consent), as applicable. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of such shares of Class B Common Stock shall cease and the person or persons in whose name or names the certificate or certificates representing the shares of Class  B Common Stock are to be issued, if any, shall be treated for all purposes as having become the record holder or holders of such number of shares of Class  A Common Stock into which such Class B Common Stock were convertible. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section 2(d) shall be retired and shall not be reissued.
(v) Adjustments for Subdivisions or Combinations of Common Stock. In the event that the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, then the outstanding shares of Class  B Common Stock shall be subdivided or combined in the same proportion and manner. In the event that the Corporation in any manner subdivides or combines the outstanding shares of Class B Common Stock, then the outstanding shares of Class  A Common Stock shall be subdivided or combined in the same proportion and manner.
(vi) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of Class B Common Stock into shares of Class A Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class  B Common Stock, the Corporation will take such corporate

Annex A-1 5

action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose.
(vii) Administration. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class Common Stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, provided that the rights of the holders are not adversely affected, and may request that holders of shares of Class B Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class  B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred.
(e) Voting.
(i) Restricted Class Voting. Except as otherwise expressly provided herein or as required by law, the holders of Class A Common Stock and the holders of Class B Common Stock shall vote together and not as separate classes. Except as otherwise expressly provided herein or as required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any Certificate of Designation) that relates solely to the rights, powers, preferences (or the qualifications, limitations or restrictions thereof) or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any Certificate of Designation) or pursuant to the General Corporation Law of Delaware.
(ii) No Series Voting. Other than as provided herein or required by law, there shall be no series voting.
(iii) Common Stock. Each holder of Class B Common Stock shall be entitled to ten (10) votes for each share of Class B Common Stock held by such holder as of the applicable record date. Each holder of Class  A Common Stock shall be entitled to one (1) vote for each share of Class  A Common Stock held by such holder as of the applicable record date. Except as otherwise expressly provided herein or by applicable law, the holders of Class A Common Stock and the holders of Class B Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the written consent of the stockholders of the Corporation.
(iv) Adjustment in Authorized Class A Common Stock and Class B Common Stock. Subject to the rights of any holders of any outstanding series of Preferred Stock, the number of authorized shares of Class  A Common Stock may be increased or decreased (but not below the number of such applicable shares then outstanding) by an affirmative vote of the holders of a majority of voting power of the outstanding shares of Common Stock of the Corporation (voting together as a single class), irrespective of the provisions of Section 242(b)(2) of the General Corporation Law and without a separate class vote of the holders of the Common Stock. The number of authorized shares of Class B Common Stock may not be increased or decreased unless approved by a majority in interest of the outstanding shares of Class B Common Stock.
(f) Equal Treatment in a Liquidation Event or Change of Control. In connection with any Liquidation Event, shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Corporation.

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3. Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the creation and issuance of such series adopted by the Corporation’s Board of Directors as hereinafter provided.
Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designation relating thereto in accordance with the General Corporation Law of Delaware (a “Certificate of Designation”), to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law and this Amended and Restated Certificate of Incorporation (including any Certificate of Designation). Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Amended and Restated Certificate of Incorporation (including any Certificate of Designation).
The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of voting power of the outstanding capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.
The Corporation is to have perpetual existence.

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ANNEX A-2
ARTICLE IV
The Corporation is authorized to issue three classes of stock which shall be designated, respectively, “Class A Common Stock,” “Class B Common Stock” and “Preferred Stock.” The total number of shares of stock that the corporation shall have authority to issue is ~~301,405,324~~298,000,000 shares, consisting of 228,000,000 shares of Class A Common Stock, $0.001 par value per share, 30,000,000 shares of Class B Common Stock, $0.001 par value per share, and ~~43,405,324~~40,000,000 shares of Preferred Stock, $0.001 par value per share. ~~The first Series of Preferred Stock shall be designated “Series A Preferred Stock” and shall consist of 8,936,015 shares. The second Series of Preferred Stock shall be designated “Series B Preferred Stock” and shall consist of 4,707,501 shares. The third Series of Preferred Stock shall be designated “Series m Preferred Stock” and shall consist of 6,666,666 shares. The fourth Series of Preferred Stock shall be designated “Series m-1 Preferred Stock” and shall consist of 333,334 shares. The fifth Series of Preferred Stock shall be designated “Series m-2 Preferred Stock” and shall consist of 1,660,756 shares. The sixth Series of Preferred Stock shall be designated “Series m-3 Preferred Stock” and shall consist of 3,490,658 shares. The seventh Series of Preferred Stock shall be designated “Series S Preferred Stock” and shall consist of 13,108,333 shares. The eighth Series of Preferred Stock shall be designated “Series m-4 Preferred Stock” and shall consist of 4,502,061 shares. The Corporation will not authorize any series of preferred or other capital stock whose right to receive Distributions or distributions with respect to a Liquidation Event from the Corporation is senior in right to the Series m-4 Preferred Stock without the prior vote or consent of the holders of a majority of the outstanding shares of Series m-4 Preferred Stock.~~
ARTICLE V
The terms and provisions of the Common Stock and Preferred Stock are as follows:
1. Definitions. For purposes of this ARTICLE V, the following definitions shall apply:
(a) “Change of Control” means (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions to which the Corporation is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of related transactions in which the holders of the voting securities of the Corporation outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, as a result of shares in the Corporation held by such holders prior to such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Corporation or such other surviving or resulting entity (or if the Corporation or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent); or (ii) a sale, lease or other disposition of all or substantially all of the assets of the Corporation and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Corporation. ~~The treatment of any transaction or series of related transactions as a Change of Control may be waived by the consent or vote of a majority of the outstanding Preferred Stock (voting as a single class and on an as-converted basis); provided, however, that the treatment of any transaction or series of related transactions as a Change of Control for the Series m-4 Preferred Stock may only be waived by the consent or vote of a majority of the outstanding Series m-4 Preferred Stock (voting on an as-converted basis).~~

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(b) “Class B Common Stockholder” means (i) the registered holder of a share of Class B Common Stock at the Effective Time, (ii) the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time pursuant to the exercise of, conversion of or settlement of Convertible Securities issued prior to the Effective Time and (iii) each natural person who Transferred shares of Class B Common Stock or Convertible Securities prior to the Effective Time to a Permitted Entity that, as of the Effective Time, complies with the applicable exception for such Permitted Entity in Section ~~5~~2(~~b~~d)(ii).
(c) “Common Stock” shall mean the Class A Common Stock and Class B Common Stock, collectively.
~~(d) “Conversion Price” shall mean $0.8932 per share for the Series A Preferred Stock, $2.0401 per share for the Series B Preferred Stock, $3.00 per share for the Series m Preferred Stock, $3.00 per share for the Series m-1 Preferred Stock, $3.00 per share for the Series m-2 Preferred Stock, $3.50 per share for the Series m-3 Preferred Stock, $8.00 per share for the Series S Preferred Stock, and $3.50 per share for the Series m-4 Preferred Stock (in each case subject to adjustment from time to time for Recapitalizations and as otherwise set forth elsewhere herein, if applicable).~~
(~~e~~d) “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.
(~~f~~e) “Corporation” shall mean Knightscope, Inc.
(~~g~~f) “Distribution” shall mean either (i) the transfer of cash or other property without consideration whether by way of dividend or otherwise, other than dividends on Common Stock payable in Common Stock; or (ii) the purchase or redemption of shares of the Corporation by the Corporation or its subsidiaries for cash or property other than, in each case (A) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase; (B) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right; and (C) repurchase of capital stock of the Corporation in connection with the settlement of disputes with any stockholder~~; and (D)  any other repurchase or redemption of capital stock of the Corporation approved by the holders of the Common Stock and Preferred Stock of the Corporation voting as a separate class, provided, however, that any such other repurchase or redemption of Series m-4 Preferred Stock requires the consent or vote of a majority of the outstanding Series m-4 Preferred Stock (voting on an as-converted basis).~~.
~~(h) “Dividend Rate” shall mean an annual rate of $0.0536 per share for the Series A Preferred Stock, $0.1224 per share for the Series B Preferred Stock, $0.18 per share for the Series m Preferred Stock, $0.18 per share for the Series m-1 Preferred Stock, $0.18 per share for the Series m-2 Preferred Stock, $0.21 per share for the Series m-3 Preferred Stock, $0.48 per share for the Series S Preferred Stock, and $0.42 per share for the Series m-4 Preferred Stock (in each case subject to adjustment from time to time for Recapitalizations and as otherwise set forth elsewhere herein, if applicable).~~
(~~i~~g) “Effective Time” shall mean the ~~date and the~~ time on May 17, 2019 at which ~~this~~the first Amended and Restated Certificate of Incorporation ~~is~~was filed with the Secretary of State of Delaware.

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~~(j) “IPO” shall mean a firm commitment underwritten initial public offering of the Company’s Common Stock pursuant to an effective registration statement filed under the Securities Act of 1933, as amended.~~
~~(k) “Liquidation Preference” shall mean $0.8932 per share for the Series A Preferred Stock, $2.0401 per share for the Series B Preferred Stock, $3.00 per share for the Series m Preferred Stock, $3.00 per share for the Series m-1 Preferred Stock, $3.00 per share for the Series m-2 Preferred Stock, $3.50 per share for the Series m-3 Preferred Stock, $8.00 per share for the Series S Preferred Stock, and $7.00 per share for the Series m-4 Preferred Stock (in each case subject to adjustment from time to time for Recapitalizations as set forth elsewhere herein, if applicable).~~
(~~l~~h) “Liquidation Event” shall mean (i) a Change of Control; or (ii)  any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.
(~~m~~i) “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.
~~(n) “Ordinary Preferred Stock” shall mean the Series m Preferred Stock, the Series m-1 Preferred Stock, the Series m-3 Preferred Stock, the Series m-4 Preferred Stock and the Series S Preferred Stock, collectively.~~
~~(o) “Original Issue Price” shall mean $0.8932 per share for the Series A Preferred Stock, $2.0401 for the Series B Preferred Stock and $3.00 for the Series m Preferred Stock, Series m-1 Preferred Stock and Series m-2 Preferred Stock, $3.50 for the Series m-3 Preferred Stock, $8.00 per share for the Series S Preferred Stock, and $3.50 per share for the Series m-4 Preferred Stock (subject to adjustment from time to time for Recapitalizations as set forth elsewhere herein).~~
(~~p~~j) “Permitted Entity” shall mean with respect to any Class B Common Stockholder, any trust, account, plan, corporation, partnership, or limited liability company specified in Section ~~5~~2(~~b~~d)(ii) established by or for such Class B Common Stockholder, so long as such entity meets the requirements set forth in Section ~~5~~2(~~b~~d)(ii).
~~(q) “Preferred Stock” shall mean the Series A Preferred Stock, the Series B Preferred Stock, the Series m Preferred Stock, the Series m-1 Preferred Stock, the Series m-2 Preferred Stock, the Series m-3 Preferred Stock, the Series S Preferred Stock, and the Series m-4 Preferred Stock, collectively.~~
~~(r) “Super Voting Preferred Stock” shall mean the Series A Preferred Stock, the Series B Preferred Stock and the Series m-2 Preferred Stock, collectively.~~
(~~s~~k) “Recapitalization” shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event.
(~~t~~l) “Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, (i) a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), (ii) the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise, (iii) any Transfer in connection with a divorce proceeding, domestic relations order or similar legal requirement; provided, however, that the following shall not be considered a “Transfer” within the meaning of Section 1(~~t~~l):

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(i)   the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders;
(ii)   entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are Class B Common Stockholders, that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the Class B Common Stockholder at any time and (C) does not involve any payment of cash, securities, property or other consideration to the Class B Common Stockholder other than the mutual promise to vote shares in a designated manner; or
(iii)   the pledge of shares of Class B Common Stock by a Class B Common Stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class B Common Stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer.”
(~~u~~m) “Voting Control” shall mean the power to vote or direct the voting of the applicable voting security by proxy, voting agreement or otherwise.
2. ~~Dividends.~~Common Stock
(a) General. The voting, dividend, liquidation, and other rights and powers of the Common Stock are subject to and qualified by the rights, powers and preferences of any series of Preferred Stock as may be designated by the Board of Directors of the Corporation and outstanding from time to time.
~~(a) Preferred Stock.~~
~~(i) Series m-4 Preferred Stock.~~
~~(1) PIK Dividends. Holders of Series m-4 Preferred Stock shall be entitled to receive, to the fullest extent permitted by law, cumulative dividends payable semi-annually in arrears with respect to each dividend period ending on and including the last calendar day of each six-month period ending March 31 and September 30, respectively (each such period, a “Dividend Period” and each such date, a “Dividend Payment Date”), at the rate per share of Series m-4 Preferred Stock equal to the Dividend Rate for the Series m-4 Preferred Stock, in each case subject to compliance with applicable law. The record date for payment of semi-annual dividends on the Series m-4 Preferred Stock will be the 15th day of the calendar month of the applicable Dividend Payment Date, whether or not such date is a business day, and dividends shall only be payable to registered holders of record of the Series m-4 Preferred Stock as such holders appear on the stock register of the Corporation at the close of business on the related record date. If any Dividend Payment Date is not a business day, the applicable payment shall be due on the next succeeding business day. Dividends contemplated by this paragraph (a) above shall be paid in kind as a dividend of additional shares of Series m-4 Preferred Stock (“PIK Dividends”) for each Dividend Period on the applicable Dividend Payment Date using a price per share equal to the Original Issue Price; provided that the Corporation shall not issue any fractional shares of Series m-4 Preferred Stock and any consideration due for any fractional shares will be rounded down and is hereby waived. If and to the extent that the Corporation does not for any reason pay the entire dividend payable for a particular Dividend Period as a PIK Dividend, on the applicable Dividend Payment Date for such period (whether or not the payment of dividends is permitted under applicable law or such dividends are declared by the Board of Directors of the~~

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~~Corporation), such unpaid dividends, together with any unpaid PIK Dividends that accrue on such unpaid dividends, shall be automatically paid as PIK Dividends to the holders of the Series m-4 Preferred Stock as of the record date for the applicable Dividend Payment Date, on the first date on which such PIK Dividends can be paid in accordance with applicable law. PIK Dividends shall be treated for all purposes as a single series with all other shares of Series m-4 Preferred Stock, and shall have the same designations, rights, preferences, powers, restrictions and limitations as all other shares of Series m-4 Preferred Stock, including, without limitation, with respect to the accrual and payment of dividends or distributions. Dividends on the Series m-4 Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve (12), thirty (30) calendar day periods, and shall accrue commencing on the date on which the Corporation issues the applicable shares of Series m-4 Preferred Stock. When a dividend is paid or deemed paid as a PIK Dividend, the number of shares so payable per share of Series m-4 Preferred Stock shall be: (i) for any full Dividend Period, the full Dividend Rate divided by two, and (ii) for any partial Dividend Period, the Dividend Rate divided by two multiplied by a fraction, the numerator of which is the number of days elapsed during the period with respect to which the dividend is payable and the denominator of which is 180 (thus, by way of example, assuming no adjustments for Recapitalizations or otherwise as set forth herein, the number of shares of m-4 Preferred Stock payable for a Dividend Period on 100 shares of m-4 Preferred Stock would equal 6 shares).~~
~~(2) Other Dividends. Except as described above, the Corporation shall have no obligation to pay any dividends to the holders of Series m-4 Preferred Stock, except when, as and if declared by the Board of Directors out of any assets at the time legally available therefor or as otherwise specifically provided in this Amended and Restated Certificate of Incorporation. No Distribution shall be made with respect to the Series S Preferred Stock, the Series B Preferred Stock, the Series m Preferred Stock, the Series m-1 Preferred Stock, the Series m-2 Preferred Stock, Series A Preferred Stock, Series m-3 Preferred Stock or the Common Stock until all declared or accrued but unpaid dividends on the Series m-4 Preferred Stock have been paid or set aside for payment to the Series m-4 Preferred Stock holders.~~
~~(ii) Other Preferred Stock. In addition, in any calendar year, the holders of outstanding shares of Preferred Stock shall be entitled to receive dividends, when, as and if declared by the Board of Directors, out of any assets at the time legally available therefor, at the Dividend Rate specified for such shares of Preferred Stock payable in preference and priority to any declaration or payment of any Distribution on Common Stock of the Corporation in such calendar year. Except as specified in Section 2(a)(i) above, the right to receive dividends on shares of Preferred Stock shall not be cumulative, and no right to dividends shall accrue to holders of Preferred Stock by reason of the fact that dividends on said shares are not declared or paid.~~
~~(1) No Distributions shall be made with respect to the Series S Preferred Stock, the Series B Preferred Stock, the Series m Preferred Stock, the Series m-1 Preferred Stock, the Series m-2 Preferred Stock, Series A Preferred Stock or Series m-3 Preferred Stock unless dividends on the Series m-4 Preferred Stock have been declared in accordance with the preferences stated herein and all declared or accrued dividends on the Series m-4 Preferred Stock have been paid or set aside for payment to the Series m-4 Preferred Stock holders.~~
~~(2) No Distributions shall be made with respect to the Series B Preferred Stock, the Series m Preferred Stock, the Series m-1 Preferred Stock, the Series m-2 Preferred Stock, Series A Preferred Stock or Series m-3 Preferred Stock~~

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~~unless dividends on the Series S Preferred Stock have been declared in accordance with the preferences stated herein and all declared dividends on the Series  S Preferred Stock have been paid or set aside for payment to the Series S Preferred Stock holders.~~
~~(3) No Distributions shall be made with respect to the Series A Preferred Stock or Series m-3 Preferred Stock unless dividends on the Series B Preferred Stock, the Series m Preferred Stock, the Series m-1 Preferred Stock and the Series m-2 Preferred Stock have been declared in accordance with the preferences stated herein and all declared dividends on the Series B Preferred Stock, the Series m Preferred Stock, the Series m-1 Preferred Stock and the Series m-2 Preferred Stock have been paid or set aside for payment to the Series B Preferred Stock holders, the Series m Preferred Stock holders, the Series m-1 Preferred Stock holders and the Series m-2 Preferred Stock holders, as applicable.~~
~~(4) No Distributions shall be made with respect to the Series m-3 Preferred Stock unless dividends on the Series A Preferred Stock have been declared in accordance with the preferences stated herein and all declared dividends on the Series A Preferred Stock have been paid or set aside for payment to the Series A Preferred Stock holders.~~
~~(5) No Distributions shall be made with respect to the Common Stock unless dividends on the Series m-3 Preferred Stock have been declared in accordance with the preferences stated herein and all declared dividends on the Series m-3 Preferred Stock have been paid or set aside for payment to the Series m-3 Preferred Stock holders.~~
~~(b) Additional Dividends. After the payment or setting aside for payment of the dividends described in Section 2(a), any additional dividends (other than dividends on Common Stock payable solely in Common Stock) set aside or paid in any fiscal year shall be set aside or paid among the holders of the Preferred Stock and Common Stock then outstanding in proportion to the greatest whole number of shares of Common Stock which would be held by each such holder if all shares of Preferred Stock were converted at the then-effective Conversion Rate (as defined in Section 4).~~
~~(c) Non-Cash Distributions. Whenever a Distribution provided for in this Section 2 shall be payable in property other than cash, the value of such Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors, provided that PIK Dividends will accrue and be paid as provided in Section 2(a)(i).~~
~~(d) Consent to Certain Distributions. In accordance with Section 500 of the California Corporations Code, a distribution can be made without regard to any preferential dividends arrears amount (as defined in Section 500 of the California Corporations Code) or any preferential rights amount (as defined in Section 500 of the California Corporations Code) in connection with (i) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase, (ii)  repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) repurchases of Common Stock or Preferred Stock in connection with the settlement of disputes with any stockholder, or (iv) any other repurchase or redemption of Common Stock or Preferred Stock approved by the holders of Preferred Stock of the Corporation.~~

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~~(e) Waiver of Dividends. Any dividend preference of any series of Preferred Stock may be waived, in whole or in part, by the consent or vote of the holders of the majority of the outstanding shares of such series.~~
~~3. Liquidation Rights.~~
~~(a) Liquidation Preference.~~
~~(i) In the event of any Liquidation Event, the holders of the Series m-4 Preferred Stock shall be entitled to receive, prior and in preference to any Distribution of any of the assets of the Corporation to the holders of the Series S Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series m Preferred Stock, Series m-1 Preferred Stock, Series m-2 Preferred Stock, Series m-3 Preferred Stock or Common Stock by reason of their ownership of such stock, an amount per share for each share of Series m-4 Preferred Stock held by them equal to the greater of (A): the sum of (i) the Liquidation Preference specified for such share of Series m-4 Preferred Stock, and (ii) all accrued but unpaid PIK Dividends (if any) on such share of Series m-4 Preferred Stock, whether or not declared, or (B) the consideration that such Holder would receive in the Liquidation Event if all shares of Series m-4 Preferred Stock were converted to Class A Common Stock pursuant to Section 4 immediately prior to such Liquidation Event, or (C)  such lesser amount as may be approved by the holders of the majority of the outstanding shares of Series m-4 Preferred Stock, where for purposes of (B) such Holder is deemed to hold, in addition to each of its shares of Series m-4 Preferred Stock, any additional shares of Series m-4 Preferred Stock that constitute all accrued but unpaid PIK Dividends, whether or not declared. If upon the Liquidation Event, the assets of the Corporation legally available for distribution to the holders of the Series m-4 Preferred Stock are insufficient to permit the payment to such holders of the full amounts specified in this Section 3(a)(i), then the entire assets of the Corporation legally available for distribution shall be distributed with equal priority and pro rata among the holders of the Series m-4 Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section 3(a)(i).~~
~~(ii) The holders of the Series S Preferred Stock shall be entitled to receive, prior and in preference to any Distribution of any of the assets of the Corporation to the holders of the Series A Preferred Stock, Series B Preferred Stock, Series m Preferred Stock, Series m-1 Preferred Stock, Series m-2 Preferred Stock, Series m-3 Preferred Stock or Common Stock by reason of their ownership of such stock, an amount per share for each share of Series S Preferred Stock held by them equal to the greater of (A): the sum of (i) the Liquidation Preference specified for such share of Series S Preferred Stock, and (ii) all declared but unpaid dividends (if any) on such share of Series S Preferred Stock, or (B) the amount such Holder would receive if all shares of Series S Preferred Stock were converted to Common Stock pursuant to Section 4 immediately prior to such Liquidation Event, or (C) such lesser amount as may be approved by the holders of the majority of the outstanding shares of Series S Preferred Stock. If upon the Liquidation Event, the assets of the Corporation legally available for distribution to the holders of the Series S Preferred Stock are insufficient to permit the payment to such holders of the full amounts specified in this Section 3(a)(i), then the entire assets of the Corporation legally available for distribution shall be distributed with equal priority and pro rata among the holders of the Series S Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section 3(a)(i).~~
~~(iii) The holders of the Series B Preferred Stock, the Series m Preferred Stock, the Series m-1 Preferred Stock and the Series m-2 Preferred Stock shall~~

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~~be entitled to receive, prior and in preference to any Distribution of any of the assets of the Corporation to the holders of the Series A Preferred Stock, Series m-3 Preferred Stock or Common Stock by reason of their ownership of such stock, an amount per share for each share of Series B Preferred Stock, the Series m Preferred Stock, the Series m-1 Preferred Stock and the Series m-2 Preferred Stock held by them equal to the greater of (A): the sum of (i) the Liquidation Preference specified for such share of Series B Preferred Stock, Series m Preferred Stock, Series m-1 Preferred Stock or Series m-2 Preferred Stock, as applicable, and (ii) all declared but unpaid dividends (if any) on such share of Series B Preferred Stock, Series m Preferred Stock, Series m-1 Preferred Stock or Series m-2 Preferred Stock, as applicable, or (B) the amount such Holder would receive if all shares of the applicable series of Preferred Stock were converted to Common Stock pursuant to Section 4 immediately prior to such Liquidation Event, or (C) such lesser amount as may be approved by the holders of the majority of the outstanding shares of Series B Preferred Stock, Series m Preferred Stock, Series m-1 Preferred Stock and Series m-2 Preferred Stock, voting together as a single class. If upon the Liquidation Event, the assets of the Corporation legally available for distribution to the holders of the Series B Preferred Stock, the Series m Preferred Stock, the Series m-1 Preferred Stock and the Series m-2 Preferred Stock are insufficient to permit the payment to such holders of the full amounts specified in this Section 3(a)(i), then the entire assets of the Corporation legally available for distribution shall be distributed with equal priority and pro rata among the holders of the Series B Preferred Stock, the Series m Preferred Stock, the Series m-1 Preferred Stock and the Series m-2 Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section 3(a)(i).~~
~~(iv) The holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any Distribution of any of the assets of the Corporation to the holders of Common Stock or Series m-3 Preferred Stock by reason of their ownership of such stock, an amount per share for each share of Series A Preferred Stock held by them equal to the greater of (A): the sum of (i) the Liquidation Preference specified for such share of Series A Preferred Stock and (ii) all declared but unpaid dividends (if any) on such share of Series A Preferred Stock, or (B) the amount such Holder would receive if all shares of Series A Preferred Stock were converted to Common Stock pursuant to Section 4 immediately prior to such Liquidation Event, or (C) such lesser amount as may be approved by the holders of the majority of the outstanding shares of Series A Preferred Stock. If upon a Liquidation Event, the assets of the Corporation legally available for distribution to the holders of the Series A Preferred Stock are insufficient to permit the payment to such holders of the full amounts specified in this Section 3(a)(iv) then the entire assets of the Corporation legally available for distribution shall be distributed with equal priority and pro rata among the holders of the Series A Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section 3(a)(iv).~~
~~(v) The holders of Series m-3 Preferred Stock shall be entitled to receive, prior and in preference to any Distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership of such stock, an amount per share for each share of Series m-3 Preferred Stock held by them equal to the greater of (A): the sum of (i) the Liquidation Preference specified for such share of Series m-3 Preferred Stock and (ii)  all declared but unpaid dividends (if any) on such share of Series m-3 Preferred Stock, or (B) the amount such Holder would receive if all shares of Series m-3 Preferred Stock were converted to Common Stock pursuant to Section 4 immediately prior to such Liquidation Event, or (C) such lesser amount as may be approved by the holders of the majority of the outstanding shares of Series m-3 Preferred Stock. If upon~~

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~~a Liquidation Event, the assets of the Corporation legally available for distribution to the holders of the Series m-3 Preferred Stock are insufficient to permit the payment to such holders of the full amounts specified in this Section 3(a)(v), then the entire assets of the Corporation legally available for distribution shall be distributed with equal priority and pro rata among the holders of the Series m-3 Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section 3(a)(v).~~
~~(b) Remaining Assets. After the payment or setting aside for payment to the holders of Preferred Stock of the full amounts specified in Section 3(a), the entire remaining assets of the Corporation legally available for distribution shall be distributed pro rata to holders of the Common Stock of the Corporation in proportion to the number of shares of Common Stock then held by them.~~
~~(c) Shares not Treated as Both Preferred Stock and Common Stock in any Distribution. Subject to Section 3(a), shares of Preferred Stock shall not be entitled to be converted into shares of Common Stock in order to participate in any Distribution, or series of Distributions, as shares of Common Stock, without first forgoing participation in the Distribution, or series of Distributions, as shares of Preferred Stock.~~
~~(d) Valuation of Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any Liquidation Event are other than cash, then, the value of such assets shall be their fair market value as determined in good faith by the Board of Directors, except that any publicly-traded securities to be distributed to stockholders in a Liquidation Event shall be valued as follows:~~
~~(i) if the securities are then traded on a national securities exchange, then the value of the securities shall be deemed to be the average of the closing prices of the securities on such exchange over the ten (10) trading day period ending five (5)  trading days prior to the Distribution;~~
~~(ii) if the securities are actively traded over-the-counter, then the value of the securities shall be deemed to be the average of the closing bid prices of the securities over the ten (10) trading day period ending five (5) trading days prior to the Distribution.~~
~~In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes.~~
~~4. Conversion of Preferred Stock. The holders of the Preferred Stock shall have conversion rights as follows:~~
~~(a) Right to Convert. Each share of Super Voting Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for such Super Voting Preferred Stock, into that number of fully-paid, nonassessable shares of Class B Common Stock determined by dividing the Original Issue Price for the relevant series of such Preferred Stock by the Conversion Price for such series. Each share of Ordinary Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for such Ordinary Preferred Stock, into that number of fully-paid, nonassessable shares of Class A Common Stock determined by dividing the Original Issue Price for the relevant series of such Ordinary Preferred Stock by the Conversion Price for such series. The number of shares of Class B Common Stock or Class A Common Stock (as the case may be) into which each share of Super Voting Preferred Stock or Ordinary Preferred Stock, as applicable, of a series may be converted is hereinafter referred to as the “Conversion~~

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~~Rate” for each such series. Upon any decrease or increase in the Conversion Price for any series of Preferred Stock, as described in this Section 4, the Conversion Rate for such series shall be appropriately increased or decreased. Notwithstanding anything to the contrary herein, each share of Super Voting Preferred Stock that is part of a Transfer other than pursuant to an Exempted Transfer shall automatically become convertible into a share of Class A Common Stock.~~
~~(b) Automatic Conversion. Each share of Super Voting Preferred Stock shall automatically be converted into fully-paid, non-assessable shares of Class B Common Stock, and each share of the Ordinary Preferred Stock shall automatically be converted into fully-paid, non-assessable shares of Class A Common Stock, as applicable, at the then effective Conversion Rate for such share (i) immediately prior to an IPO, or (ii) with respect to Preferred Stock other than the Series m-4 Preferred Stock, upon the receipt by the Corporation of a written request for such conversion from the holders of a majority of the Preferred Stock other than the Series m-4 Preferred Stock then outstanding (voting as a single class and on an as-converted basis), or, if later, the effective date for conversion specified in such requests, or (iii) with respect to the Series m-4 Preferred Stock, upon the receipt by the Corporation of a written request for such conversion from the holders of a majority of the Series m-4 Preferred Stock then outstanding (voting as a single class and on an as-converted basis) or, if later, the effective date for conversion specified in such requests (each of the events referred to in (i) through (iii) are referred to herein as an “Automatic Conversion Event”).~~
~~If a Qualified Financing (as defined below) occurs on or prior to December 31, 2019, then all of the shares of Series m-4 Preferred Stock shall automatically convert into a number of fully paid and nonassessable shares of the Series S Preferred Stock issued in such Qualified Financing equal to 0.4375 shares of Series S Preferred Stock for every 1 share of Series m-4 Preferred Stock. “Qualified Financing” is a transaction or series of transactions pursuant to which the Corporation issues and sells exclusively shares of its Series S Preferred Stock for aggregate gross proceeds of at least $15,000,000 on or before December 31, 2019. The Corporation shall not issue any fractional shares of Series S Preferred Stock and any consideration due for any fractional shares will be rounded down and is hereby waived. Upon such conversion, holders of Series m-4 Preferred Stock hereby agrees to execute and deliver to the Company, and shall be bound upon such conversion by the obligations in, the documentation necessary to affect the conversion.~~
~~(c) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of a share of Common Stock as determined by the Board of Directors. For such purpose, all shares of Preferred Stock held by each holder of Preferred Stock shall be aggregated, and any resulting fractional share of Common Stock shall be paid in cash. Before any holder of Preferred Stock shall be entitled to convert the same into full shares of Common Stock, and to receive certificates therefor, the holder shall either (A)  surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock or (B) notify the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, and shall give written notice to the Corporation at such office that the holder elects to convert the same; provided, however, that on the date of an Automatic Conversion Event, the outstanding shares of Preferred Stock shall be converted~~

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~~automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such Automatic Conversion Event unless either the certificates evidencing such shares of Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. On the date of the occurrence of an Automatic Conversion Event, each holder of record of shares of Preferred Stock shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, notwithstanding that the certificates representing such shares of Preferred Stock shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any holder of record of shares of Preferred Stock, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such holder.~~
~~(d) Adjustments to Conversion Price for Diluting Issues.~~
~~(i) Special Definition. For purposes of this paragraph 4(d), “Additional Shares of Common” shall mean all shares of Common Stock issued (or, pursuant to paragraph 4(d)(iii), deemed to be issued) by the Corporation after the filing of this Amended and Restated Certificate of Incorporation, other than issuances or deemed issuances of:~~
~~(1) shares of Common Stock upon the conversion of the Preferred Stock;~~
~~(2) shares of Common Stock and options, warrants or other rights to purchase Common Stock issued or issuable to employees, officers or directors of, or consultants or advisors to the Corporation or any subsidiary pursuant to stock grants, restricted stock purchase agreements, option plans, purchase plans, incentive programs or similar arrangements, or options, warrants or other rights to purchase Common Stock net of any stock repurchases or expired or terminated options pursuant to the terms of any option plan, restricted stock purchase agreement or similar arrangement;~~
~~(3) shares of Common Stock issued upon the exercise or conversion of Options or Convertible Securities;~~
~~(4) shares of Common Stock issued or issuable as a dividend or distribution on Preferred Stock or pursuant to any event for which adjustment is made pursuant to paragraph 4(e), 4(f) or 4(g) hereof;~~
~~(5) shares of Common Stock issued or issuable in a registered public offering under the Securities Act pursuant to which all outstanding shares of Preferred Stock are automatically converted into Common Stock pursuant to an Automatic Conversion Event;~~
~~(6) shares of Common Stock issued or issuable pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement, provided, that such issuances are approved by the Board of Directors;~~

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~~(7) shares of Common Stock issued or issuable to banks, equipment lessors, real property lessors, financial institutions or other persons engaged in the business of making loans pursuant to a debt financing, commercial leasing or real property leasing transaction approved by the Board of Directors;~~
~~(8) shares of Common Stock issued or issuable in connection with any settlement of any action, suit, proceeding or litigation approved by the Board of Directors;~~
~~(9) shares of Common Stock issued or issuable in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships approved by the Board of Directors; and~~
~~(10) shares of Common Stock issued or issuable to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board of Directors.~~
~~(ii) No Adjustment of Conversion Price. No adjustment in the Conversion Price of a particular series of Preferred Stock shall be made in respect of the issuance of Additional Shares of Common unless the consideration per share (as determined pursuant to paragraph 4(d)(v)) for an Additional Share of Common issued or deemed to be issued by the Corporation is less than the Conversion Price in effect on the date of, and immediately prior to such issue, for such series of Preferred Stock.~~
~~(iii) Deemed Issue of Additional Shares of Common. In the event the Corporation at any time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options and the conversion or exchange of the underlying securities, shall be deemed to have been issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which shares are deemed to be issued:~~
~~(1) no further adjustment in the Conversion Price of any series of Preferred Stock shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock in connection with the exercise of such Options or conversion or exchange of such Convertible Securities;~~
~~(2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation or in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof (other than a change pursuant to the anti-dilution provisions of such Options or Convertible Securities such as this Section 4(d) or pursuant to Recapitalization provisions of such Options or Convertible Securities such as Sections 4(e), 4(f) and 4(g) hereof), the Conversion Price of each series of Preferred Stock and any subsequent adjustments based thereon shall be recomputed to reflect such change as if such change had been in effect as of the original issue thereof (or upon the occurrence of the record date with respect thereto);~~

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~~(3) no readjustment pursuant to clause (2)  above shall have the effect of increasing the Conversion Price of a series of Preferred Stock to an amount above the Conversion Price that would have resulted from any other issuances of Additional Shares of Common and any other adjustments provided for herein between the original adjustment date and such readjustment date;~~
~~(4) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price of each Series of Preferred Stock computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall, upon such expiration, be recomputed as if:~~
~~(a) in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of such exercised Options plus the consideration actually received by the Corporation upon such exercise or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and~~
~~(b) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common deemed to have been then issued was the consideration actually received by the Corporation for the issue of such exercised Options, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section  4(d)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised; and~~
~~(5) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this paragraph 4(d)(iii) as of the actual date of their issuance.~~
~~(iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common. In the event this Corporation shall issue Additional Shares of Common (including Additional Shares of Common deemed to be issued pursuant to paragraph 4(d)(iii)) without consideration or for a consideration per share less than the applicable Conversion Price of a series of Preferred Stock other than Series m-3 Preferred Stock or the Series m-4 Preferred Stock (including accrued but unpaid PIK Dividends) in effect on the date of and immediately prior to such issue, then, the Conversion Price of the affected series of Preferred Stock (other than for Series m-3 Preferred Stock) shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common so issued would purchase at such Conversion Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to~~

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~~such issue plus the number of such Additional Shares of Common so issued. Notwithstanding the foregoing, the Conversion Price shall not be reduced at such time if the amount of such reduction would be less than $0.01, but any such amount shall be carried forward, and a reduction will be made with respect to such amount at the time of, and together with, any subsequent reduction which, together with such amount and any other amounts so carried forward, equal $0.01 or more in the aggregate. For the purposes of this Section 4(d)(iv), all shares of Common Stock issuable upon conversion of all outstanding shares of Preferred Stock and the exercise and/or conversion of any other outstanding Convertible Securities and all outstanding Options shall be deemed to be outstanding. For the sake of clarity, the adjustments provided for in this paragraph 4(d)(iv) shall not apply to shares of Series m-3 Preferred Stock.~~
~~(v) Determination of Consideration. For purposes of this Section 4(d), the consideration received by the Corporation for the issue (or deemed issue) of any Additional Shares of Common shall be computed as follows:~~
~~(1) Cash and Property. Such consideration shall:~~
~~(a) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with such issuance;~~
(b) ~~insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith~~Dividends. Subject to applicable law and the rights and preferences of any holders of any outstanding series of Preferred Stock, the holders of Common Stock, as such, shall be entitled to the payment of dividends on the Common Stock when, as and if declared by the Board of Directors~~; and~~ in accordance with applicable law.
(c) ~~in the event Additional Shares of Common are issued together with other shares or securities or other~~Liquidation Rights. Subject to the rights and preferences of any holders of any shares of any outstanding series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation ~~for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (a) and (b) above, as reasonably determined in good faith by the Board of Directors.~~that may be legally distributed to the Corporation’s stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.
~~(2) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common deemed to have been issued pursuant to paragraph 4(d)(iii) shall be determined by dividing~~
~~(x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by~~

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~~(y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.~~
~~(e) Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, the Conversion Price of each series of Preferred Stock in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, the Conversion Prices in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately increased.~~
~~(f) Adjustments for Subdivisions or Combinations of Preferred Stock. In the event the outstanding shares of Preferred Stock or a series of Preferred Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Preferred Stock, the Dividend Rate, Original Issue Price and Liquidation Preference of the affected series of Preferred Stock in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Preferred Stock or a series of Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Preferred Stock, the Dividend Rate, Original Issue Price and Liquidation Preference of the affected series of Preferred Stock in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately increased.~~
~~(g) Adjustments for Reclassification, Exchange and Substitution. Subject to Section 3 (“Liquidation Rights”), if the Common Stock issuable upon conversion of the Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive each holder of such Preferred Stock shall have the right thereafter to convert such shares of Preferred Stock into a number of shares of such other class or classes of stock which a holder of the number of shares of Common Stock deliverable upon conversion of such series of Preferred Stock immediately before that change would have been entitled to receive in such reorganization or reclassification, all subject to further adjustment as provided herein with respect to such other shares.~~
~~(h) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Preferred Stock to which the adjustment applies a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock to which such adjustment applies, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price~~

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~~at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Preferred Stock.~~
~~(i) Waiver of Adjustment of Conversion Price. Notwithstanding anything herein to the contrary, any downward adjustment of the Conversion Price of any series of Preferred Stock may be waived by the consent or vote of the holders of the majority of the outstanding shares of such series either before or after the issuance causing the adjustment. Any such waiver shall bind all future holders of shares of such series of Preferred Stock.~~
~~(j) Notices of Record Date. In the event that this Corporation shall propose at any time:~~
~~(i) to declare any Distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;~~
~~(ii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or~~
~~(iii) to enter into or consummate a Liquidation Event;~~
~~then, in connection with each such event, this Corporation shall send to the holders of the Preferred Stock prior written notice of the date on which a record shall be taken for such Distribution (and specifying the date on which the holders of Common Stock shall be entitled thereto and, if applicable, the amount and character of such Distribution) or for determining rights to vote in respect of the matters referred to in (ii) and (iii)  above.~~
~~Such written notice shall be given by first class mail (or express courier), postage prepaid, addressed to the holders of Preferred Stock at the address for each such holder as shown on the books of the Corporation and shall be deemed given on the date such notice is mailed.~~
~~The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the consent or vote of the holders of a majority of the Preferred Stock, voting as a single class and on an as-converted basis.~~
~~(k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class B Common Stock (and a corresponding number of shares of Class A Common Stock) solely for the purpose of effecting the conversion of the shares of the Super Voting Preferred Stock, such number of its shares of Class B Common Stock (and a corresponding number of shares of Class A Common Stock) as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Super Voting Preferred Stock; and the Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock solely for the purpose of effecting the conversion of the shares of the Ordinary Preferred Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Ordinary Preferred Stock; and if at any time the number of authorized but unissued shares of Class B Common Stock (and a corresponding number of shares of Class A Common Stock) or Class A Common Stock, as the case may be, shall not be sufficient to effect the conversion of all then outstanding shares of the Super Voting Preferred Stock or Ordinary Preferred Stock, as the case may~~

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~~be, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class B Common Stock (and a corresponding number of shares of Class A Common Stock) or Class A Common Stock, as the case may be, to such number of shares as shall be sufficient for such purpose.~~
~~5.~~(d) Conversion of Class B Common Stock.
~~(a~~i) Optional Conversion. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.
(~~b~~ii) Automatic Conversion upon Transfer. Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the Transfer of such share; provided, however, the following exceptions (the “Exempted Transfers”) shall not trigger an automatic conversion:
(~~i~~a)   a Transfer of Class B Common Stock by a Class B Common Stockholder or such Class B Common Stockholder’s Permitted Entities to another Class B Common Stockholder or such Class B Common Stockholder’s Permitted Entities;
(~~ii~~b)   a Transfer by a Class B Common Stockholder to any of the following Permitted Entities, and from any of the following Permitted Entities back to such Class B Common Stockholder and/or any other Permitted Entity by or for such Class B Common Stockholder:
(1) a trust for the benefit of such Class B Common Stockholder and for the benefit of no other person, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Common Stockholder; and, provided, further, that in the event such Class B Common Stockholder is no longer the exclusive beneficiary of such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one  (1) fully paid and nonassessable share of Class A Common Stock;
(2) a trust for the benefit of persons other than the Class B Common Stockholder so long as the Class B Common Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Common Stockholder; and, provided, further, that in the event the Class B Common Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(3) a trust under the terms of which such Class  B Common Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Internal Revenue Code (the “Code”) and/or a reversionary interest so long as the Class B Common Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event the Class B Common Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B

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Common Stock held by such trust, each share of Class  B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(4) an Individual Retirement Account, as defined in Section 408(a) of the Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Common Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Code; provided that in each case such Class B Common Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Class B Common Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1)  fully paid and nonassessable share of Class A Common Stock;
(5) a corporation in which such Class B Common Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class B Common Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Class B Common Stockholder no longer owns sufficient shares or has sufficient legally enforceable rights to enable the Class B Common Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(6) a partnership in which such Class B Common Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class B Common Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Class B Common Stockholder no longer owns sufficient partnership interests or has sufficient legally enforceable rights to enable the Class B Common Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or
(7) a limited liability company in which such Class B Common Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class B Common Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Class B Common Stockholder no longer owns sufficient membership interests or has sufficient legally enforceable rights to enable the Class B Common Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

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(~~c~~iii) Automatic Conversion Post ~~IPO~~January 27, 2022 upon Election of Founders. At any time following ~~an IPO~~January 27, 2022, each outstanding share of Class B Common Stock shall automatically be converted into one (1) fully paid and nonassessable share of Class A Common Stock (and any outstanding right to receive shares of Class  B Common Stock upon the exercise of, conversion of or settlement of Convertible Securities shall be automatically converted into the right to receive shares of Class A Common Stock on the same one-for-one basis) upon the affirmative vote or written consent of the holders of a majority of the Class B Common Stock then outstanding and held by the Founders and Permitted Entities of the Founders, or, if later, the effective date for such conversion specified by such vote or written consent. For purposes of this Section ~~5~~2(~~c~~d)(iii) only, “Founders” shall mean each of William Santana Li and Stacy Dean Stephens.
(~~d~~iv) Effect of Conversion. In the event of a conversion of shares of Class  B Common Stock into shares of Class A Common Stock pursuant to this Section ~~5~~2(d), such conversion shall be deemed to have been made at the time that the Corporation’s transfer agent receives the written notice required pursuant to Section ~~5~~2(~~a~~d)(i) or the time of the affirmative vote or written consent of the applicable holders of Class B Common Stock pursuant to Section ~~5~~2(~~c~~d)(iii) (or a later date specified by such vote or written consent), as applicable. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of such shares of Class B Common Stock shall cease and the person or persons in whose name or names the certificate or certificates representing the shares of Class B Common Stock are to be issued, if any, shall be treated for all purposes as having become the record holder or holders of such number of shares of Class A Common Stock into which such Class B Common Stock were convertible. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section ~~5~~2(d) shall be retired and shall not be reissued.
(~~e~~v) Adjustments for Subdivisions or Combinations of Common Stock. In the event that the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, then the outstanding shares of Class B Common Stock shall be subdivided or combined in the same proportion and manner. In the event that the Corporation in any manner subdivides or combines the outstanding shares of Class  B Common Stock, then the outstanding shares of Class A Common Stock shall be subdivided or combined in the same proportion and manner.
(~~f~~vi) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of Class B Common Stock into shares of Class A Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class B Common Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose.
(~~g~~vii) Administration. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class Common Stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, provided that the rights of the holders are not adversely affected, and may request that holders of shares of Class B Common Stock furnish affidavits or other proof to the

Annex A-2 19

Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred.
~~(h) Preferred Stock Conversion. At any time if any Super Voting Preferred Stock remains outstanding but each outstanding share of Class B Common Stock shall have previously been converted into fully paid and nonassessable shares of Class A Common Stock, each share of such Super Voting Preferred Stock, if converted into Common Stock pursuant to Section 4 hereof, shall be converted into fully-paid, non-assessable shares of Class A Common Stock, at the then effective Conversion Rate for such share.~~
~~6.~~(e) Voting.
(~~a~~i) Restricted Class Voting. Except as otherwise expressly provided herein or as required by law, the holders of ~~Preferred Stock, the holders of~~ Class A Common Stock and the holders of Class B Common Stock shall vote together and not as separate classes. Except as otherwise expressly provided herein or as required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any Certificate of Designation) that relates solely to the rights, powers, preferences (or the qualifications, limitations or restrictions thereof) or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any Certificate of Designation) or pursuant to the General Corporation Law of Delaware.
(~~b~~ii) No Series Voting. Other than as provided herein or required by law, there shall be no series voting.
~~(c) Preferred Stock. Each holder of Preferred Stock shall be entitled to the number of votes equal to the number of votes to which each share of Common Stock is entitled for each such share of Common Stock into which such Preferred Stock could then be converted. The holders of shares of the Preferred Stock shall be entitled to vote on all matters on which the Common Stock shall be entitled to vote. Holders of Preferred Stock shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted), shall be disregarded.~~
(~~d~~iii) Common Stock. Each holder of Class B Common Stock shall be entitled to ten (10) votes for each share of Class B Common Stock held by such holder as of the applicable record date. Each holder of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held by such holder as of the applicable record date. Except as otherwise expressly provided herein or by applicable law, the holders of Class A Common Stock and the holders of Class B Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the written consent of the stockholders of the Corporation.
(~~e~~iv) Adjustment in Authorized Class A Common Stock~~,~~ and Class B Common Stock ~~and~~. Subject to the rights of any holders of any outstanding series of Preferred Stock~~. The~~, the number of authorized shares of ~~each of the~~ Class A Common ~~Stock, Preferred Stock or any series of Preferred~~ Stock may be increased or decreased (but not below the number of such applicable shares then outstanding) by an affirmative vote of the

Annex A-2 20

holders of a majority of ~~the capital stock~~voting power of the outstanding shares of Common Stock of the Corporation (voting together as a single class ~~on an as-converted basis~~), irrespective of the provisions of Section 242(b)(2) of the General Corporation Law and without a separate class vote of the holders of the Common Stock~~, Preferred Stock or any series of Preferred Stock~~. The number of authorized shares of Class B Common Stock may not be increased or decreased unless approved by a majority in interest of the outstanding shares of Class B Common Stock ~~and Super Voting Preferred Stock, voting as a single class on an as-converted basis~~.
(f) Equal Treatment in a Liquidation Event or Change of Control. In connection with any Liquidation Event, shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Corporation.
~~7. Notices. Any notice required by the provisions of this ARTICLE V to be given to the holders of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder’s address appearing on the books of the Corporation.~~
3. Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the creation and issuance of such series adopted by the Corporation’s Board of Directors as hereinafter provided.
Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designation relating thereto in accordance with the General Corporation Law of Delaware (a “Certificate of Designation”), to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law and this Amended and Restated Certificate of Incorporation (including any Certificate of Designation). Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Amended and Restated Certificate of Incorporation (including any Certificate of Designation).
The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of voting power of the outstanding capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.
The Corporation is to have perpetual existence.

Annex A-2 21

ANNEX B-1
ARTICLE IX
1. To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director or officer, as applicable. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer, as applicable, of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Neither any amendment nor repeal of this Section 1, nor the adoption of any provision of this Corporation’s Amended and Restated Certificate of Incorporation inconsistent with this Section 1, shall eliminate or reduce the effect of this Section 1, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Section 1, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

Annex B-1 1

ANNEX B-2
ARTICLE IX
1. To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director or officer, as applicable. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer, as applicable, of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Neither any amendment nor repeal of this Section 1, nor the adoption of any provision of this Corporation’s Amended and Restated Certificate of Incorporation inconsistent with this Section 1, shall eliminate or reduce the effect of this Section 1, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Section 1, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

Annex B-2 1

ANNEX C
ARTICLE XI
Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the Delaware General Corporation Law or the Bylaws or this Amended and Restated Certificate of Incorporation (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Article XI, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XI. This Article XI is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Notwithstanding the foregoing, the provisions of this Article XI shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.
If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any paragraph of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Annex C 1

01 - William Santana Li04 - Melvin W. Torrie02 - William G. Billings03 - Robert A. MocnyForWithhold ForWithholdForWithhold1 U P X3. Approval of amendments to the Company’s amended andrestated certificate of incorporation to effect a reverse stocksplit of the Company’s Class A Common Stock at a ratio rangingfrom any whole number between 1-for-5 and 1-for-50, asdetermined by the Board of Directors in its discretion, subject tothe Board of Directors’ authority to abandon such amendmentsForAgainstAbstainUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.0404PF++Proposals — The Board of Directo rs recommends a vote FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, 5, 6, 7 and 8. A2. Ratification of the appointment of BPM LLP as the Company’sindependent registered public accounting firm for the fiscalyear ending December 31, 20244. Approval of amendments to the Company’s amended andrestated certificate of incorporation to effect a reverse stocksplit of the Company’s Class B Common Stock at a ratio rangingfrom any whole number between 1-for-5 and 1-for-50 (whichratio shall be the same ratio as the reverse stock splitdetermined by the Board in Proposal 3), as determined by theBoard of Directors in its discretion, subject to the Board ofDirectors’ authority to abandon such amendments5. Approval of amendments to the Company’s amended andrestated certificate of incorporation to authorize “blankcheck” preferred stock and remove provisions related to theCompany’s former Super Voting Preferred Stock and OrdinaryPreferred Stock6. Approval of amendments to the Company’s amended andrestated certificate of incorporation to provide for exculpationof officers from breaches of fiduciary duty7. Approval of amendments to the Company’s amended andrestated certificate of incorporation to provide the exclusiveforums in which certain claims relating to the Company may bebrought8. Approval of an adjournment of the Annual Meeting, ifnecessary, to solicit additional proxies if there are notsufficient votes at the time of the Annual Meeting to approveProposal 3, 4, 5, 6 or 71. Election of Directors:ForAgainstAbstainqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2024 Annual Meeting Proxy Card 1234 5678 9012 3456 1 6 4 7 8MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 JNT MMMMMMMIf no electronic voting,delete QR code and control #Δ ≈000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________MMMMMMMMMMMMMMM C123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extMMMMMMMMMMMMMMMMMMMMMOnlineGo to www.envisionreports.com/KSCP orscan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/KSCPPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYou may vote online or by phone instead of mailing this card.Your vote matters – here’s how to vote!

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/KSCPNotice of 2024 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — August 16, 2024William Santana Li and Apoorv Dwivedi, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of theundersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Knightscope, Inc. to be heldon August 16, 2024 or at any postponement, continuation or adjournment thereof.Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable toserve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by areasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment,continuation, or postponement thereof.This proxy, when executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’recommendations.(Items to be voted appear on reverse side)Knightscope, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q++Change of Address — Please print new address below. Comments — Please print your comments below.Non-Voting Items CPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below.Authorized Signatures — This section must be completed for your vote to B count. Please date and sign below.Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.The material is available at: www.envisionreports.com/KSCPThe 2024 Annual Meeting of Stockholders of Knightscope, Inc. will be held onFriday, August 16, 2024 at 1:00 pm Pacific Time, virtually via the internet at meetnow.global/MZD2JVF.To access the virtual meeting, you must have the information that is printed in the shaded barlocated on the reverse side of this form.